                                                                    EXHIBIT 4.41



================================================================================




                                    INDENTURE

                         DATED AS OF SEPTEMBER 30, 1998

                                      AMONG

             CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, AS ISSUER

                           THE GUARANTORS NAMED HEREIN

                                       AND

                        THE BANK OF NEW YORK, AS TRUSTEE

                                  $750,000,000

                9% SENIOR SUBORDINATED NOTES DUE OCTOBER 1, 2008




================================================================================

                              CROSS-REFERENCE TABLE

TIA                                                                                            Indenture
Section                                                                                          Section
--------------------------------------------------------------------------------------------------------
310(a) (1)..........................................................................................7.10
(a) (2).............................................................................................7.10
(a) (3).............................................................................................N.A.
(a) (4).............................................................................................N.A.
(a) (5).......................................................................................7.08; 7.10
(b)....................................................................................7.08; 7.10; 11.02
(c).................................................................................................N.A.
311(a)..............................................................................................7.11
(b).................................................................................................7.11
(c).................................................................................................N.A.
312(a)..............................................................................................2.05
(b)................................................................................................11.03
(c)................................................................................................11.03
313(a)..............................................................................................7.06
(b) (1).............................................................................................N.A.
(b) (2).............................................................................................7.06
(c)..........................................................................................7.06; 11.02
(d).................................................................................................7.06
314(a).................................................................................4.07; 4.09; 11.02
(b).................................................................................................N.A.
(c)(1).............................................................................................11.04
(c)(2).............................................................................................11.04
(c)(3)..............................................................................................N.A.
(d).................................................................................................N.A.
(e)................................................................................................12.05
(f)..................................................................................................N.A
315(a)...........................................................................................7.01(b)
(b)..........................................................................................7.05; 11.02
(c)..............................................................................................7.01(a)
(d)..............................................................................................7.01(c)
(e).................................................................................................6.11
316(a) (last sentence)..............................................................................2.09
(a)(1)(A)...........................................................................................6.05
(a)(1)(B)...........................................................................................6.04
(a)(2)..............................................................................................N.A.
(b).................................................................................................6.07
317(a) (1)..........................................................................................6.08
(a)(2)..............................................................................................6.09
(b).................................................................................................2.04
318(a).............................................................................................11.01
(c)................................................................................................11.01


N.A. means Not Applicable
NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE 1.         DEFINITIONS AND INCORPORATION BY REFERENCE.....................................................1

                   Section 1.01.     Definitions..................................................................1
                   Section 1.02.     Incorporation by Reference of TIA...........................................17
                   Section 1.03.     Rules of Construction.......................................................18

ARTICLE 2.         THE SECURITIES................................................................................18

                   Section 2.01.     Form and Dating.............................................................18
                   Section 2.02.     Execution and Authentication................................................19
                   Section 2.03.     Registrar and Paying Agent..................................................20
                   Section 2.04.     Paying Agent to Hold Money in Trust.........................................20
                   Section 2.05.     Holder Lists................................................................20
                   Section 2.06.     Transfer and Exchange.......................................................21
                   Section 2.07.     Replacement Securities......................................................32
                   Section 2.08.     Outstanding Securities......................................................33
                   Section 2.09.     Treasury Securities.........................................................33
                   Section 2.10.     Temporary Securities........................................................33
                   Section 2.11.     Cancellation................................................................33
                   Section 2.12.     Defaulted Interest..........................................................34
                   Section 2.13.     CUSIP Number................................................................34
                   Section 2.14.     Deposit of Moneys...........................................................34

ARTICLE 3.         REDEMPTION....................................................................................34

                   Section 3.01.     Notices to Trustee..........................................................34
                   Section 3.02.     Selection of Securities To Be Redeemed......................................34
                   Section 3.03.     Notice of Redemption........................................................35
                   Section 3.04.     Effect of Notice of Redemption..............................................36
                   Section 3.05.     Deposit of Redemption Price.................................................36
                   Section 3.06.     Securities Redeemed in Part.................................................36

ARTICLE 4.         COVENANTS.....................................................................................36

                   Section 4.01.     Payment of Securities.......................................................36
                   Section 4.02.     Maintenance of Office or Agency.............................................36
                   Section 4.03.     Limitation on Restricted Payments...........................................37
                   Section 4.04.     Corporate Existence.........................................................39
                   Section 4.05.     Payment of Taxes and Other Claims...........................................40
                   Section 4.06.     Maintenance of Properties and Insurance.....................................40
                   Section 4.07.     Compliance Certificate; Notice of Default...................................40
                   Section 4.08.     Compliance with Laws........................................................41
                   Section 4.09.     SEC Reports.................................................................41
                   Section 4.10.     Waiver of Stay, Extension or Usury Laws.....................................41
                   Section 4.11.     Limitation on Transactions with Affiliates..................................42

                   Section 4.12.     Limitation on Incurrence of Additional Indebtedness.........................42
                   Section 4.13.     Limitation on Dividend and Other Payment Restrictions
                                     Affecting Subsidiaries......................................................42
                   Section 4.14.     Prohibition on Incurrence of Senior Subordinated
                                     Indebtedness................................................................43
                   Section 4.15.     Change of Control...........................................................43
                   Section 4.16.     Limitation on Asset Sales...................................................45
                   Section 4.17.     Limitation on Preferred Stock of Subsidiaries...............................47
                   Section 4.18.     Limitation on Liens.........................................................47
                   Section 4.19.     Guarantees of Certain Indebtedness..........................................48
                   Section 4.20.     Limitation on Sale and Leaseback Transaction................................48
                   Section 4.21.     Limitation on Line of Business..............................................48
                   Section 4.22.     Limitation on Asset Swaps...................................................48

ARTICLE 5.         SUCCESSOR CORPORATION.........................................................................49

                   Section 5.01.     When Company May Merge, Etc.................................................49
                   Section 5.02.     Successor Corporation Substituted...........................................49

ARTICLE 6.         DEFAULT AND REMEDIES..........................................................................50

                   Section 6.01.     Events of Default...........................................................50
                   Section 6.02.     Acceleration................................................................51
                   Section 6.03.     Other Remedies..............................................................51
                   Section 6.04.     Waiver of Past Defaults.....................................................51
                   Section 6.05.     Control by Majority.........................................................52
                   Section 6.06.     Limitation on Suits.........................................................52
                   Section 6.07.     Rights of Holders To Receive Payment........................................52
                   Section 6.08.     Collection Suit by Trustee..................................................52
                   Section 6.09.     Trustee May File Proofs of Claim............................................53
                   Section 6.10.     Priorities..................................................................53
                   Section 6.11.     Undertaking for Costs.......................................................53

ARTICLE 7.         TRUSTEE.......................................................................................54

                   Section 7.01.     Duties of Trustee...........................................................54
                   Section 7.02.     Rights of Trustees..........................................................55
                   Section 7.03.     Individual Rights of Trustee................................................56
                   Section 7.04.     Trustee's Disclaimer........................................................56
                   Section 7.05.     Notice of Default...........................................................56
                   Section 7.06.     Reports by Trustee to Holders...............................................56
                   Section 7.07.     Compensation and Indemnity..................................................57
                   Section 7.08.     Replacement of Trustee......................................................57
                   Section 7.09.     Successor Trustee by Merger, Etc............................................58
                   Section 7.10.     Eligibility; Disqualification...............................................58
                   Section 7.11.     Preferential Collection of Claims Against the Company.......................58

ARTICLE 8.         DISCHARGE OF INDENTURE; DEFEASANCE............................................................59

                   Section 8.01.     Termination of the Company's Obligations....................................59
                   Section 8.02.     Acknowledgment of Discharge by Trustee......................................60
                   Section 8.03.     Application of Trust Money..................................................60
                   Section 8.04.     Repayment to the Company....................................................61
                   Section 8.05.     Reinstatement...............................................................61

ARTICLE 9.         AMENDMENTS, SUPPLEMENTS AND WAIVERS...........................................................61

                   Section 9.01.     Without Consent of Holder...................................................61
                   Section 9.02.     With Consent of Holders.....................................................62
                   Section 9.03.     Compliance with TIA.........................................................62
                   Section 9.04.     Revocation and Effect of Consents...........................................63
                   Section 9.05.     Notation on or Exchange of Securities.......................................63
                   Section 9.06.     Trustee To sign Amendments, Etc.............................................63

ARTICLE 10.        SUBORDINATION OF SECURITIES...................................................................64

                   Section 10.01.    Securities Subordinated to Senior Indebtedness..............................64
                   Section 10.02.    No Payment on Securities in Certain Circumstances...........................64
                   Section 10.03.    Payment Over of Proceeds upon Dissolution, Etc..............................65
                   Section 10.04.    Payments May Be Paid Prior to Dissolution...................................66
                   Section 10.05.    Subrogation.................................................................67
                   Section 10.06.    Obligations of the Company..................................................67
                   Section 10.07.    Notice to Trustee...........................................................67
                   Section 10.08.    Reliance on Judicial Order or Certificate of Liquidating Agent..............68
                   Section 10.09.    Trustee's Relation to Senior Indebtedness...................................68
                   Section 10.10.    Subordination Rights Not Impaired by Acts or Omissions of
                                     the Company or Holders of Senior Indebtedness...............................68
                   Section 10.11.    Securityholders Authorize Trustee To Effectuate
                                     Subordination of Securities.................................................69
                   Section 10.12.    This Article Ten Not To Prevent Events of Default...........................69
                   Section 10.13.    Trustee's Compensation Not Prejudiced.......................................69

ARTICLE 11.        GUARANTEES OF THE SECURITIES..................................................................69

                   Section 11.01.    Guarantees..................................................................69
                   Section 11.02.    Execution and Delivery of the Guarantees....................................71
                   Section 11.03.    Additional Guarantors.......................................................71
                   Section 11.04.    Limitation of Guarantors' Liability.........................................71
                   Section 11.05.    Guarantors May Consolidate, etc., on Certain Terms..........................72
                   Section 11.06.    Contribution................................................................72
                   Section 11.07.    Waiver of Subrogation.......................................................72

ARTICLE 12.        SUBORDINATION OF GUARANTEES...................................................................73

                   Section 12.01.    Guarantee Obligations Subordinated to Guarantor Senior
                                     Indebtedness................................................................73
                   Section 12.02.    No Payment on Guarantees in Certain Circumstances...........................73
                   Section 12.03.    Payment Over of Proceeds upon Dissolution, Etc..............................75
                   Section 12.04.    Payments May Be Paid Prior to Dissolution...................................76
                   Section 12.05.    Subrogation.................................................................76
                   Section 12.06.    Guarantee Provisions Solely To Define Relative Rights.......................76
                   Section 12.07.    Trustee to Effectuate Subordination of Obligations Under
                                     the Guarantee...............................................................77
                   Section 12.08.    No Waiver of Guarantee Subordination Provisions.............................77
                   Section 12.09.    Guarantors to Give Notice to Trustee........................................78
                   Section 12.10.    Reliance on Judicial Order or Certificate of Liquidating
                                     Agent Regarding Dissolution, Etc., of Guarantors............................78
                   Section 12.11.    Rights of Trustee as a Holder of Guarantor Senior
                                     Indebtedness; Preservation of Trustee's Right...............................78
                   Section 12.12.    No Suspension of Remedies...................................................79
                   Section 12.13.    Trustee's Relation to Guarantor Senior Indebtedness.........................79
                   Section 12.14.    Subordination Rights Not Impaired by Acts or Omissions of
                                     the Guarantors or Holders of Guarantor Senior Indebtedness..................79
                   Section 12.15.    This Article Twelve Not To Prevent Events of Default........................80

ARTICLE 13.        MISCELLANEOUS.................................................................................80

                   Section 13.01.    TIA Controls................................................................80
                   Section 13.02.    Notices.....................................................................80
                   Section 13.03.    Communications by Holders with Other Holders................................81
                   Section 13.04.    Certificate and opinion as to Conditions Precedent..........................81
                   Section 13.05.    Statements Required in Certificate..........................................81
                   Section 13.06.    Rules by Trustee, Paying Agent, Registrar...................................81
                   Section 13.07.    Legal Holidays..............................................................81
                   Section 13.08.    Governing Law...............................................................82
                   Section 13.09.    No Adverse Interpretation of Other Agreements...............................82
                   Section 13.10.    No Recourse Against Others..................................................82
                   Section 13.11.    Successors..................................................................82
                   Section 13.12.    Duplicate Originals.........................................................82
                   Section 13.13.    Severability................................................................82

                                    EXHIBITS

Exhibit A-1       Form of Global Security

Exhibit A-2       Form of Regulation S Temporary Global Security

Exhibit B         Form of Certificate of Transfer

Exhibit C         Form of Certificate of Exchange

Exhibit D         Form of Certificate from Acquiring Institutional Accredited
                  Investor

-------------

Note: This Table of Contents shall not, for any purpose, be deemed to be part of the Indenture.

                  INDENTURE, dated as of September 30, 1998, among Chancellor Media Corporation of Los Angeles, a Delaware corporation (the "COMPANY"), and each subsidiary guarantor named on the signature pages hereto (collectively the "GUARANTORS") and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

                  Each party hereto agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 9% Senior Subordinated Notes due October 1, 2008 (the "Securities"):

                                   ARTICLE 1.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.     DEFINITIONS.

                  "144A GLOBAL SECURITY" means a global security in the form of Exhibit A-1 hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Securities sold in reliance on Rule 144A.

                  "8-1/8% NOTES" means the $500.0 million aggregate principal amount of 8-1/8% Senior Subordinated Notes due 2007 of the Company, issued pursuant to an indenture (the "8-1/8% NOTES INDENTURE"), dated as of December 22, 1997, as amended, as the same may be modified or amended from time to time and future refinancings thereof.

                  "8-3/4% NOTES" means the $200.0 million aggregate principal amount of 8-3/4% Senior Subordinated Notes due 2007 of the Company, issued pursuant to an indenture (the "8-3/4% NOTES INDENTURE"), dated as of June 24, 1997, as amended, as the same may be modified or amended from time to time and future refinancings thereof.

                  "9-3/8% NOTES" means the $200.0 million aggregate principal amount of 9-3/8% Senior Subordinated Notes due 2004 of the Company, issued pursuant to an indenture (the "9-3/8% NOTES INDENTURE"), dated as of February 14, 1996, as amended, as the same may be modified or amended from time to time and future refinancings thereof.

                  "9-3/8% NOTES ISSUE DATE" means February 14, 1996.

                  "10-1/2% NOTES" means the $100.0 million aggregate principal amount of 10-1/2% Senior Subordinated Notes due 2007 of the Company, issued pursuant to an amended and restated indenture (the "10-1/2% NOTES INDENTURE"), dated as of December 19, 1996, and amended and restated as of October 28, 1997, as amended, as the same may be modified or amended from time to time and future refinancings thereof.

                  "ACCELERATION NOTICE" has the meaning provided in Section
6.02.

                  "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Subsidiary of the Company or at the time it merges or consolidates with the Company or any of its Subsidiaries or assumed in connection with the acquisition of assets from such Person and not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of the Company or such acquisition, merger or consolidation.

                  "ACQUIRED PREFERRED STOCK" means Preferred Stock of any Person at the time such Person becomes a Subsidiary of the Company or at the time it merges or consolidates with the Company or any of its Subsidiaries and not issued by such Person in connection with, or in anticipation or contemplation of, such acquisition, merger or consolidation.

                  "ADJUSTED NET ASSETS" of a Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under the Guarantee of such Guarantor at such date, and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding debt in respect of the Guarantee, as they become absolute and matured.

                  "AFFILIATE" of any Person means any other Person who, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AFFILIATE TRANSACTION" has the meaning provided in Section 4.11.

                  "AGENT" means any Registrar, Paying Agent or Co-Registrar.

                  "ASSET ACQUISITION" means (i) an Investment by the Company or any Subsidiary of the Company in any other Person pursuant to which such Person shall become a Subsidiary of the Company or shall be consolidated or merged with the Company or any Subsidiary of the Company or (ii) the acquisition by the Company or any Subsidiary of the Company of assets of any Person comprising a division or line of business of such Person.

                  "ASSET SALE" means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Subsidiaries (excluding any Sale and Leaseback Transaction or any pledge of assets or stock by the Company or any of its Subsidiaries) to any Person other than the Company or a Wholly-Owned Subsidiary of the Company of
(i) any Capital Stock of any Subsidiary of the Company or (ii) any other property or assets of the Company or any Subsidiary of the Company other than in the ordinary course of business; provided, however, that for purposes of Section 4.16, Asset Sales shall not include (a) a transaction or series of related transactions for which the Company or its Subsidiaries receive aggregate consideration of less than $500,000, (b) transactions permitted under Section 4.22, (c) transactions permitted under Section 5.01 or (d) any Contract Buy Out.

                  "ASSET SWAP" means the execution of a definitive agreement, subject only to approval of the Federal Communications Commission and other customary closing conditions, that the Company in good faith believes will be satisfied, for a substantially concurrent purchase and sale, or exchange, of Productive Assets between the Company or any of its Subsidiaries and another Person or group of affiliated Persons; provided that any amendment to or waiver of any closing condition which individually or in the aggregate is material to the Asset Swap shall be deemed to be a new Asset Swap.

                  "ATTRIBUTABLE VALUE" in respect of a sale and leaseback arrangement of any property means, as at the time of determination, the greater of (i) the fair market value of the property subject to such arrangement (as determined in good faith by the Board of Directors of the Company) or (ii) the present value (discounted at the interest rate borne by the Securities, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such arrangement.

                  "BANKRUPTCY LAW" means Title 11, United States Code or any similar federal, state or foreign law for the relief of debtors.

                  "BLOCKAGE PERIOD" shall have the meaning provided in Section 10.02.

                  "BOARD OF DIRECTORS" means, with respect to any Person, the board of directors (or any other equivalent governing body) of such Person or any committee of the board of directors of such Person duly authorized, with respect to any particular matter, to exercise the power of the board of directors of such Person.

                  "BOARD RESOLUTION" means, with respect to any Person, a duly adopted resolution of the Board of Directors of such Person.

                  "BUSINESS DAY" means a day that is not a Legal Holiday.

                  "CAPITALIZED LEASE OBLIGATION" means, as to any Person, the obligation of such Person to pay rent or other amounts under a lease to which such Person is a party that is required to be classified and accounted for as a capital lease obligation under GAAP and, for purposes of this definition, the amount of such obligation at any date shall be the capitalized amount of such obligation at such date, determined in accordance with GAAP.

                  "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital stock, including each class of common stock and Preferred Stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                  "CASH EQUIVALENTS" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $200,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause
(iv) above; and (vi) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

                  "CEDEL" means Cedel Bank, S.A.

                  "CHANCELLOR BROADCASTING" means Chancellor Broadcasting Company, a Delaware corporation that was merged with and into Evergreen Mezzanine Holdings Corporation, a Delaware corporation, on the Merger Date.

                  "CHANCELLOR MEDIA" means Chancellor Media Corporation, a Delaware corporation formerly known as Evergreen Media Corporation, and its successors.

                  "CHANGE OF CONTROL" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "GROUP") (whether or not otherwise in compliance with the provisions of this Indenture), other than to Hicks Muse or any of its Affiliates, officers, and directors (the "PERMITTED HOLDERS"); or
(ii) a majority of the Board of Directors of Chancellor Media, CMHC or the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than the Permitted Holders) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of Chancellor Media, CMHC or the Company.

                  "CHANGE OF CONTROL DATE" has the meaning provided in Section 4.15.

                  "CHANGE OF CONTROL OFFER" has the meaning provided in Section 4.15.

                  "CHANGE OF CONTROL PAYMENT DATE" has the meaning provided in
Section 4.15.

                  "CMHC" means Chancellor Mezzanine Holdings Corporation, a Delaware corporation formerly known as Evergreen Mezzanine Holdings Corporation, and its successors.

                  "COMMODITY AGREEMENT" means any commodity futures contract, commodity option or other similar agreement or arrangement entered into by the Company or any of its Subsidiaries designed to protect the Company or any of its Subsidiaries against fluctuations in the price of commodities actually used in the ordinary course of business of the Company and its Subsidiaries.

                  "COMPANY" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means such successor and also includes for the purposes of any provision contained herein and required by the TIA any other obligor on the Securities.

                  "CONSOLIDATED EBITDA" means, with respect to any Person, for any period, the sum (without duplication) of (i) Consolidated Net Income and
(ii) to the extent Consolidated Net Income has been reduced thereby, (A) all income taxes of such Person and its Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary or non-recurring gains or losses), (B) Consolidated Interest Expense and (C) Consolidated Non-Cash Charges, all as determined on a consolidated basis for such Person and its Subsidiaries in conformity with GAAP.

                  "CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under Interest Swap Obligations (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptance financing or similar facilities, and (e) all accrued interest and (ii) the interest component of Capitalized Lease Obligations paid or accrued by such Person and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED NET INCOME" of any Person means, for any period, the aggregate net income (or loss) of such Person and its Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided that there shall be excluded therefrom, without duplication, (a) gains and losses from Asset Sales (without regard to the $500,000 limitation set forth in the definition thereof) or abandonments or reserves relating thereto and the related tax effects, (b) items classified as extraordinary or nonrecurring gains and losses, and the related tax effects according to GAAP, (c) the net income (or loss) of any Person acquired in a pooling of interests transaction accrued prior to the date it becomes a Subsidiary of such first referred to Person or is merged or consolidated with it or any of its Subsidiaries, (d) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is restricted by contract, operation of law or otherwise and (e) the net income of any Person, other than a Subsidiary, except to the extent of the lesser of (x) dividends or distributions paid to such first referred to Person or its Subsidiary by such Person and (y) the net income of such Person (but in no event less than zero), and the net loss of such Person shall be included only to the extent of the aggregate Investment of the first referred to Person or a consolidated Subsidiary of such Person.

                  "CONSOLIDATED NON-CASH CHARGES" means, with respect to any Person for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Subsidiaries reducing Consolidated Net Income of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary or nonrecurring item).

                  "CONTINUING DIRECTOR" means, as of the date of determination, any Person who (i) was a member of the Board of Directors of Chancellor Media, CMHC or the Company on the date of this Indenture, (ii) was nominated for election or elected to the Board of Directors of Chancellor Media, CMHC or the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a representative of a Permitted Holder.

                  "CONTRACT BUY OUT" means the involuntary disposition or termination (including, without limitation, pursuant to buy out) of a contract between a media representation company and a client station.

                  "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is located at 101 Barclay Street, Floor 21W, New York, New York 10286.

                  "CRBC" means Chancellor Radio Broadcasting Company, a Delaware corporation that was merged with and into the Company on the Merger Date.

                  "CREDIT AGREEMENT" means the Credit Agreement, dated on or about February 14, 1996, among Chancellor Broadcasting, CRBC, the lenders thereto and Bankers Trust Company as managing agent, as such agreement may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including by way of adding Subsidiaries of CRBC as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values.

                  "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                  "DEFAULT" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be an Event of Default.

                  "DEFAULT NOTICE" shall have the meaning provided in Section 10.02.

                  "DEFINITIVE SECURITY" means a certificated Security registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, in the form of Exhibit A-1 hereto except that such Security shall not bear the Global Security Legend and shall not have the "Schedule of Exchanges of Interests in the Global Security" attached thereto.

                  "DEPOSITARY" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Securities, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

                  "DESIGNATED GUARANTOR SENIOR INDEBTEDNESS" means (i) Indebtedness guaranteed by a Guarantor under or in respect of the Senior Credit Facility and (ii) any other Indebtedness constituting Guarantor Senior Indebtedness which, at the time of determination, has an aggregate principal amount of at least $25,000,000 and is specifically designated in the instrument evidencing such Guarantor Senior Indebtedness as Designated Guarantor Senior Indebtedness by the Guarantor.

                  "DESIGNATED SENIOR INDEBTEDNESS" means (i) Indebtedness under or in respect of the Senior Credit Facility and (ii) any other Indebtedness constituting Senior Indebtedness which, at the time of determination, has an aggregate principal amount of at least $25,000,000 and is specifically designated in the instrument evidencing such Senior Indebtedness as Designated Senior Indebtedness by the Company.

                  "DISCHARGED" has the meaning provided in Section 8.01.

                  "DISQUALIFIED CAPITAL STOCK" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control), in whole or in part, on or prior to the final maturity date of the Securities.

                  "EVENT OF DEFAULT" has the meaning provided in Section 6.01.

                  "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "EXCHANGE OFFER" has the meaning set forth in the Registration Rights Agreement.

                  "EXCHANGE OFFER REGISTRATION STATEMENT" has the meaning set forth in the Registration Rights Agreement.

                  "EXCHANGE SECURITIES" means the Securities issued in the Exchange Offer pursuant to Section 2.06(f) hereof.

                  "FINANCIAL MONITORING AND OVERSIGHT AGREEMENTS" means the Financial Monitoring and Oversight Agreement among Hicks, Muse & Co. Partners, L.P., CRBC and Chancellor Broadcasting, as in effect on the 9-3/8% Notes Issue Date, and the Financial Advisory Agreement among HM2/Management Partners, L.P., CRBC and Chancellor Broadcasting, as in effect on the 9-3/8% Notes Issue Date, or as each is amended in connection with the merger of Chancellor Broadcasting, CRBC, Chancellor Media, CMHC and the Company on the Merger Date.

                  "FUNDING GUARANTOR" has the meaning provided in Section 12.06.

                  "FUNDS" has the meaning provided in Section 8.01.

                  "GAAP" means generally accepted accounting principles as in effect in the United States of America as of the Issue Date.

                  "GLOBAL SECURITIES" means, individually and collectively, each of the Restricted Global Securities and the Unrestricted Global Securities, in the form of Exhibit A-1 and Exhibit A-2 hereto issued in accordance with Section 2.01, 2.06(b)(iv), 2.06(d)(ii) or 2.06(f) hereof.

                  "GLOBAL SECURITY LEGEND" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Securities issued under this Indenture.

                  "GUARANTEES" means the guarantees of the Securities on a senior subordinated basis by the Guarantors pursuant to Article Eleven.

                  "GUARANTORS" means (i) initially, all of the Company's Subsidiaries on the Issue Date except Katz International Limited, Katz Television Sales Limited, Katz Radio Sales Limited and National Cable Communications, L.P. and (ii) each of the Company's Subsidiaries that, subsequent to the Issue Date, executes a supplemental indenture in which such Subsidiary agrees to be bound by the terms of this Indenture as a Guarantor; provided that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its respective Guarantee is released in accordance with the terms thereof.

                  "GUARANTOR SENIOR INDEBTEDNESS" means any Indebtedness of a Guarantor (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law), whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Guarantees. Without limiting the generality of the foregoing, Guarantor Senior Indebtedness shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, and all monetary obligations of every nature under, (x) the Senior Credit Facility, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities, and (y) all Interest Swap Obligations. Notwithstanding the foregoing, Guarantor Senior Indebtedness shall not include any of the following amounts (whether or not constituting Indebtedness as defined in this Indenture): (i) any Indebtedness of a Guarantor to a Subsidiary of such Guarantor; (ii) Indebtedness and other amounts owing to trade creditors incurred in connection with obtaining goods, materials or services; (iii) Indebtedness represented by Disqualified Capital Stock; (iv) any liability for federal, state, local or other taxes owed or owing by a Guarantor; (v) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of such Guarantor; and (vi) guarantees of each of the 9-3/8% Notes, the 8-3/4% Notes, the 10-1/2% Notes and the 8-1/8% Notes.

                  "HICKS MUSE" means Hicks, Muse, Tate & Furst Incorporated, a Texas corporation.

                  "HOLDER" or "SECURITYHOLDER" means the Person in whose name a Security is registered on the Registrar's books.

                  "INDEBTEDNESS" means with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting Capitalized Lease obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business), (v) for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction, (vi) for Indebtedness of others guaranteed by such Person, (vii) for Interest Swap Obligations, Commodity Agreements and Currency Agreements and (viii) for Indebtedness of any other Person of the type referred to in clauses (i) through
(vii) which are secured by any Lien on any property or asset of such first referred to Person, the amount of such Indebtedness being deemed to be the lesser of the value of such property or asset or the amount of the Indebtedness so secured. The amount of Indebtedness of any Person at any date shall be the outstanding principal amount of all unconditional obligations described above, as such amount would be reflected on a balance sheet prepared in accordance with GAAP, and the maximum liability at such date of such Person for any contingent obligations described above.

                  "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

                  "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Security through a Participant.

                  "INITIAL PURCHASERS" means Goldman, Sachs & Co., pursuant to the Purchase Agreement.

                  "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "INTEREST PAYMENT DATE" means the stated maturity of an installment of interest on the Securities.

                  "INTEREST SWAP OBLIGATIONS" means the obligations of any Person under any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement.

                  "INVESTMENT" means (i) any transfer or delivery of cash, stock or other property of value in exchange for Indebtedness, stock or other security or ownership interest in any Person by way of loan, advance, capital contribution, guarantee or otherwise and (ii) an investment deemed to have been made by the Company at the time any entity which was a Subsidiary of the Company ceases to be such a Subsidiary in an amount equal to the value of the loans and advances made, and any remaining ownership interest in, such entity immediately following such entity ceasing to be a Subsidiary of the Company. The amount of any non-cash Investment shall be the fair market value of such Investment, as determined conclusively in good faith by management of the Company unless the fair market value of such Investment exceeds $1,000,000, in which case the fair market value shall be determined conclusively in good faith by the Board of Directors of the Company at the time such Investment is made.

                  "ISSUE DATE" means the date of original issuance of the Series A Securities.

                  "LEGAL HOLIDAY" has the meaning provided in Section 13.07.

                  "LEVERAGE RATIO" shall mean, as to any Person, the ratio of
(i) the sum of the aggregate outstanding amount of Indebtedness of such Person and its Subsidiaries as of the date of calculation on a consolidated basis in accordance with GAAP to (ii) the Consolidated EBITDA of such Person for the four full fiscal quarters (the "FOUR QUARTER PERIOD") ending on or prior to the date of determination.

                  For purposes of this definition, the aggregate outstanding principal amount of Indebtedness of the Person and its Subsidiaries for which such calculation is made shall be determined on a pro forma basis as if the Indebtedness giving rise to the need to perform such calculation had been incurred and the proceeds therefrom had been applied, and all other transactions in respect of which such Indebtedness is being incurred had occurred, on the last day of the Four Quarter Period. In addition to the foregoing, for purposes of this definition, "CONSOLIDATED EBITDA" shall be calculated on a pro forma basis after giving effect to (i) the incurrence of the Indebtedness of such Person and its Subsidiaries (and the application of the proceeds therefrom) giving rise to the need to make such calculation and any incurrence (and the application of the proceeds therefrom) or repayment of other Indebtedness, other than the incurrence or repayment of Indebtedness pursuant to working capital facilities, at any time subsequent to the beginning of the Four Quarter Period and on or prior to the date of determination, as if such incurrence (and the application of the proceeds thereof), or the repayment, as the case may be, occurred on the first day of the Four Quarter Period and (ii) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person who becomes a Subsidiary as a result of such Asset Acquisition) incurring, assuming or otherwise becoming liable for Indebtedness) at any time on or subsequent to the first day of the Four Quarter Period and on or prior to the date of determination, as if such Asset Sale or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness and also including any Consolidated EBITDA associated with such Asset Acquisition) occurred on the first day of the Four Quarter Period. Furthermore, in calculating Consolidated Interest Expense, for purposes of the calculation of Consolidated EBITDA, (i) interest on Indebtedness determined on a fluctuating basis as of the date of determination (including Indebtedness actually incurred on the date of the transaction giving rise to the need to calculate the Leverage Ratio) and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness as in effect on the date of determination and (ii) notwithstanding (i) above, interest determined on a fluctuating basis, to the extent such interest is covered by Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

                  "LIEN" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

                  "MATURITY DATE" means October 1, 2008.

                  "MERGER DATE" means September 5, 1997.

                  "NET CASH PROCEEDS" means, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents (including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents) received by the Company or any of its Subsidiaries from such Asset Sale net of (i) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions, recording fees, title insurance premiums, appraisers fees and costs reasonably incurred in preparation of any asset or property for sale), (ii) taxes paid or reasonably estimated to be payable (calculated based on the combined state, federal and foreign statutory tax rates applicable to the Company or the Subsidiary engaged in such Asset Sale) and
(iii) repayment of Indebtedness secured by assets subject to such Asset Sale; provided that if the instrument or agreement governing such Asset Sale requires the transferor to maintain a portion of the purchase price in escrow (whether as a reserve for adjustment of the purchase price or otherwise) or to indemnify the transferee for specified liabilities in a maximum specified amount, the portion of the cash or Cash Equivalents that is actually placed in escrow or segregated and set aside by the transferor for such indemnification obligation shall not be deemed to be Net Cash Proceeds until the escrow terminates or the transferor ceases to segregate and set aside such funds, in whole or in part, and then only to the extent of the proceeds released from escrow to the transferor or that are no longer segregated and set aside by the transferor.

                  "NET PROCEEDS OFFER" has the meaning provided in Section 4.16.

                  "NON-U.S. PERSON" means a person who is not a U.S. person, as defined in Regulation S.

                  "OBLIGATIONS" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing, or otherwise relating to, any Indebtedness.

                  "OFFERING CIRCULAR" means the Offering Circular dated September 25, 1998 pursuant to which $750.0 million in aggregate principal amount of the Securities were offered, and any supplement thereto.

                  "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller, or the Secretary of such Person, or any other officer designated by the Board of Directors serving in a similar capacity.

                  "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of such Person and otherwise complying with the requirements of Sections 13.04 and 13.05, as they relate to the making of an Officers' Certificate.

                  "OPINION OF COUNSEL" means a written opinion from legal counsel who is reasonably acceptable to the Trustee complying with the requirements of Sections 13.04 and 13.05, as they relate to the giving of an opinion of Counsel.

                  "PARTICIPANT" means, with respect to the Depositary, Euroclear or Cedel, a Person who has an account with the Depositary, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

                  "PAYING AGENT" has the meaning provided in Section 2.03, except that, during the continuance of a Default or Event of Default and for the purposes of Articles Three and Eight and Sections 4.15 and 4.16, the Paying Agent shall not be the Company or any Affiliate of the Company.

                  "PENDING TRANSACTIONS" has the meaning set forth in the Offering Circular.

                  "PERMITTED INDEBTEDNESS" means, without duplication, (i) the Securities; (ii) the Guarantees; (iii) Indebtedness of the Company incurred pursuant to the Credit Agreement in an aggregate principal amount at any time outstanding not to exceed the sum of the aggregate commitments pursuant to the Credit Agreement as initially in effect on the 9-3/8% Notes Issue Date; (iv) the 9-3/8% Notes, the 8-3/4% Notes, the 10-1/2% Notes and the 8-1/8% Notes, and the Guarantees thereof; (v) Interest Swap Obligations; provided that such Interest Swap Obligations are entered into to protect the Company from fluctuations in interest rates of its Indebtedness; (vi) additional Indebtedness of the Company or any of its Subsidiaries not to exceed $10,000,000 in principal amount outstanding at any time (which amount may, but need not, be incurred under the Senior Credit Facility); (vii) Refinancing Indebtedness; (viii) Indebtedness owed by the Company to any Wholly-Owned Subsidiary or by any Subsidiary to the Company or any Wholly-Owned Subsidiary of the Company; and (ix) guarantees by Subsidiaries of any Indebtedness permitted to be incurred pursuant to this Indenture.

                  "PERMITTED INVESTMENTS" means (i) Investments by the Company or any Subsidiary to acquire the stock or assets of any Person (or Indebtedness of such Person acquired in connection with a transaction in which such Person becomes a Subsidiary of the Company) engaged in the broadcast business or businesses reasonably related thereto, including, without limitation, media representation, sale of advertising and such other activities as are incidental or similar or related thereto; provided that if any such Investment or series of related Investments involves an Investment by the Company in excess of $5,000,000, the Company is able, at the time of such Investment and immediately after giving effect thereto, to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12, (ii) Investments received by the Company or its Subsidiaries as consideration for a sale of assets, including an Asset Sale effected in compliance with Section 4.16, (iii) Investments by the Company or any Wholly-Owned Subsidiary of the Company in any Wholly-Owned Subsidiary of the Company (whether existing on the Issue Date or created thereafter) or any Person that after such Investments, and as a result thereof, becomes a Wholly-Owned Subsidiary of the Company and Investments in the Company by any Wholly-Owned Subsidiary of the Company, (iv) cash and Cash Equivalents, (v) Investments in securities of trade creditors, wholesalers or customers received pursuant to any plan of reorganization or similar arrangement and (vi) additional Investments in an aggregate amount not to exceed $2,500,000 at any time outstanding.

                  "PERMITTED LIENS" means (i) Liens for taxes, assessments and governmental charges to the extent not required to be paid under this Indenture,
(ii) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens to the extent not required to be paid under this Indenture, (iii) pledges or deposits to secure lease obligations or nondelinquent obligations under workers' compensation, unemployment insurance or similar legislation, (iv) Liens to secure the performance of public statutory obligations that are not delinquent, performance bonds or other obligations of a like nature (other than for borrowed money), in each case incurred in the ordinary course of business, (v) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances incurred in the ordinary course of business not interfering in any material respect with the business of the Company or its Subsidiaries, (vi) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of letters of credit or bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business, (vii) judgment and attachment Liens not giving rise to an Event of Default, (viii) leases or subleases granted to others in the ordinary course of business consistent with past practice not interfering in any material respect with the business of the Company or its Subsidiaries, (ix) any interest or title of a lessor in the property subject to any lease, whether characterized as capitalized or operating other than any such interest or title resulting from or arising out of a default by the Company or its Subsidiaries of its obligations under such lease and (x) Liens arising from filing UCC financing statements for precautionary purposes in connection with true leases of personal property that are otherwise permitted under this Indenture and under which the Company or any of its Subsidiaries is a lessee.

                  "PERSON" means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "PREFERRED STOCK" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

                  "PRINCIPAL" of any Indebtedness (including the Securities) means the principal amount of such Indebtedness plus the premium, if any, on such Indebtedness.

                  "PRIVATE PLACEMENT LEGEND" means the legend set forth in
Section 2.06(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

                  "PROCEEDS PURCHASE DATE" shall have the meaning provided in
Section 4.16.

                  "PRODUCTIVE ASSETS" means assets of a kind used or usable by the Company and its Subsidiaries in broadcast businesses or businesses reasonably related thereto, including, without limitation, media representation, sale of advertising and such other activities as are incidental or similar or related thereto, and specifically includes assets acquired through Asset Acquisitions.

                  "PUBLIC EQUITY OFFERING" means an underwritten, fully registered public offering of Capital Stock (other than Disqualified Capital Stock) of the Company, Chancellor Media, CMHC or upon consummation of the Capstar Merger, Capstar Broadcasting Corporation, or any of their respective successors, pursuant to an effective registration statement filed with the Commission in accordance with the Securities Act, the gross proceeds of which are at least $150 million; provided, however, that in the case of a Public Equity Offering by Chancellor Media, CMHC or upon consummation of the Capstar Merger, Capstar Broadcasting Corporation, or any of their respective successors, the issuer of the public equity must contribute to the capital of the Company an amount sufficient to redeem the Notes, if any, called for redemption in accordance with the terms thereof. For the avoidance of doubt, no
(i) offerings pursuant to rule 144A of the Securities Act, (ii) "best efforts" offerings (even if registered), or (iii) private placements of capital stock shall qualify as "Public Equity Offerings."

                  "PURCHASE AGREEMENT" means the Purchase Agreement dated as of September 25, 1998 by and among the Company, the Guarantors and the Initial Purchasers relating to the purchase of $750.0 million aggregate principal amount of Securities.

                  "QUALIFIED CAPITAL STOCK" means any Capital Stock that is not Disqualified Capital Stock.

                  "QUALIFIED INSTITUTIONAL BUYER" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

                  "REDEMPTION DATE" means, with respect to any Securities, the Maturity Date of such Security or the earlier date on which such Security is to be redeemed by the Company pursuant to the terms of the Securities.

                  "REDEMPTION PRICE" shall have the meaning provided in Section 3.03.

                  "REFINANCING INDEBTEDNESS" means any refinancing by the Company of Indebtedness of the Company or any of its Subsidiaries incurred in accordance with Section 4.12 (other than pursuant to clause (iii) or (iv) of the definition of Permitted Indebtedness) that does not (i) result in an increase in the aggregate principal amount of Indebtedness (such principal amount to include, for purposes of this definition, any premiums, penalties or accrued interest paid with the proceeds of the Refinancing Indebtedness) of such Person or (ii) create Indebtedness with (A) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being refinanced or (B) a final maturity earlier than the final maturity of the Indebtedness being refinanced.

                  "REGISTERED EXCHANGE OFFER" means the consummation of the offer to exchange the Series B Securities for all of the outstanding Series A Securities in accordance with the Registration Rights Agreement.

                  "REGISTRAR" has the meaning provided in Section 2.03.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement by and among the Company, the Guarantors and the Initial Purchasers, relating to $750.0 million aggregate principal amount of Securities and dated the Issue Date, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "REGULATION S" means Regulation S under the Securities Act.

                  "REGULATION S GLOBAL SECURITY" means a Regulation S Temporary Global Security or Regulation S Permanent Global Security, as appropriate.

                  "REGULATION S PERMANENT GLOBAL SECURITY" means a permanent global Security in the form of Exhibit A-1 hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Security upon expiration of the Restricted Period.

                  "REGULATION S TEMPORARY GLOBAL SECURITY" means a temporary global Security in the form of Exhibit A-2 hereto bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities initially sold in reliance on Rule 903 of Regulation S.

                  "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Indebtedness; provided that if, and for so long as, any Designated Senior Indebtedness lacks such a representative, then the Representative for such Designated Senior Indebtedness shall at all times constitute the holders of a majority in outstanding principal amount of such Designated Senior Indebtedness.

                  "RESTRICTED DEFINITIVE SECURITY" means a Definitive Security bearing the Private Placement Legend.

                  "RESTRICTED GLOBAL SECURITY" means a Global Security bearing the Private Placement Legend.

                  "RESTRICTED PAYMENT" has the meaning provided in Section 4.03.

                  "RESTRICTED PERIOD" means the 40 day restricted period as defined in Regulation S.

                  "RESTRICTED SECURITY" as defined in Rule 144A(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

                  "RULE 144" means Rule 144 promulgated under the Securities
Act.

                  "RULE 144A" means Rule 144A promulgated under the Securities Act.

                  "RULE 903" means Rule 903 promulgated under the Securities
Act.

                  "RULE 904" means Rule 904 promulgated the Securities Act.

                  "SALE AND LEASEBACK TRANSACTION" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to the Company or a Subsidiary of any property, whether owned by the Company or any Subsidiary at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES" means the Series A Securities and Series B Securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "SENIOR CREDIT FACILITY" means the Second Amended and Restated Loan Agreement, dated April 25, 1997, as amended from time to time, among the Company, the lenders from time to time named party thereto, Toronto Dominion (Texas), Inc., Bankers Trust Company, The Bank of New York, NationsBank of Texas, N.A. and Union Bank of California, as managing agents, Toronto Dominion Securities (USA), Inc., as arranging agent, and Toronto Dominion (Texas), Inc., as administrative agent for the lenders, together with the related documents thereto (including, without limitation, any guarantee agreements, stock pledge agreements and other security documents), in each case, as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including by way of adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                  "SENIOR INDEBTEDNESS" means any Indebtedness of the Company (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law), whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, Senior Indebtedness shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, and all monetary obligations of every nature under, (x) the Senior Credit Facility, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities, and (y) all Interest Swap Obligations. Notwithstanding the foregoing, Senior Indebtedness shall not include any of the following amounts (whether or not constituting Indebtedness as defined in this Indenture): (i) any Indebtedness of the Company to a Subsidiary of the Company; (ii) Indebtedness and other amounts owing to trade creditors incurred in connection with obtaining goods, materials or services;
(iii) Indebtedness represented by Disqualified Capital Stock; (iv) any liability for federal, state, local or other taxes owed or owing by the Company; and (v) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company, including the 9-3/8% Notes, the 8-3/4% Notes, the 10-1/2% Notes and the 8-1/8% Notes.

                  "SERIES A SECURITIES" means the 9% Senior Subordinated Notes due October 1, 2008, Series A, issued, authenticated and delivered under this Indenture, as amended or supplemented from time to time pursuant to the terms of this Indenture.

                  "SERIES B SECURITIES" means the 9% Senior Subordinated Notes due October 1, 2008, Series B (the terms of which are identical to the Series A Securities except that, unless any Series B Securities shall be issued as Private Exchange Securities (as defined in the Registration Rights Agreement), the Series B Securities shall be registered under the Securities Act, and shall not contain the respective legend on the face of the form of the Series A Securities), to be issued in exchange for the Series A Securities pursuant to the Registered Exchange Offer and this Indenture or the Private Exchange (as defined in the Registration Rights Agreement).

                  "SHELF REGISTRATION" means the Shelf Registration as defined in the Registration Rights Agreement.

                  "SIGNIFICANT SUBSIDIARY" means for any Person each Subsidiary of such Person which (i) for the most recent fiscal year of such Person accounted for more than 5% of the consolidated net income of such Person or (ii) as at the end of such fiscal year, was the owner of more than 5% of the consolidated assets of such Person.

                  "SUBSIDIARY," with respect to any Person, (i) means any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person. Notwithstanding anything in this Indenture to the contrary, all references to the Company and its consolidated Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Company and its Subsidiaries as to which financial statements are prepared on a combined basis in accordance with GAAP and to financial information prepared on such a combined basis. Notwithstanding anything in this Indenture to the contrary, an Unrestricted Subsidiary shall not be deemed to be a Subsidiary for purposes of this Indenture.

                  "TAX SHARING AGREEMENT" means the Tax Sharing Agreement between CRBC and Chancellor Broadcasting, as in effect on the 9-3/8% Notes Issue Date.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb), as amended, as in effect on the date on which this Indenture is qualified under the TIA, except as otherwise provided in Section 9.03.

                  "TRUST OFFICER" means (a) any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and (b) who shall have direct responsibility for the administration of this Indenture.

                  "TRUSTEE" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                  "UNRESTRICTED DEFINITIVE SECURITY" means one or more Definitive Securities that do not bear and are not required to bear the Private Placement Legend.

                  "UNRESTRICTED GLOBAL SECURITY" means a permanent global Security in the form of Exhibit A-1 attached hereto that bears the Global Security Legend and that has the "Schedule of Exchanges of Interests in the Global Security" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Securities that do not bear the Private Placement Legend.

                  "UNRESTRICTED SUBSIDIARY" means a Subsidiary of the Company created after the 9-3/8% Notes Issue Date and so designated by a resolution adopted by the Board of Directors of the Company, provided that (a) neither the Company nor any of its other Subsidiaries (other than Unrestricted

Subsidiaries) (1) provides any credit support for any Indebtedness of such Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness) or (2) is directly or indirectly liable for any Indebtedness of such Subsidiary, (b) the creditors with respect to Indebtedness for borrowed money of such Subsidiary, having a principal amount in excess of $5,000,000, have agreed in writing that they have no recourse, direct or indirect, to the Company or any other Subsidiary of the Company (other than Unrestricted Subsidiaries), including, without limitation, recourse with respect to the payment of principal of or interest on any Indebtedness of such Subsidiary and
(c) at the time of designation of such Subsidiary such Subsidiary has no property or assets (other than de minimis assets resulting from the initial capitalization of such Subsidiary). Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by the filing with the Trustee of a certified copy of the resolution of the Company's Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions. Until otherwise designated by the Board of Directors of the Company, National Cable Communications, L.P., a Delaware limited partnership, shall be an Unrestricted Subsidiary.

                  "U.S. GOVERNMENT OBLIGATIONS" has the meaning provided in
Section 8.01.

                  "U.S. LEGAL TENDER" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

                  "WHOLLY-OWNED SUBSIDIARY" of any Person means any Subsidiary of such Person of which all the outstanding voting securities (other than directors, qualifying shares) which normally have the right to vote in the election of directors are owned by such Person or any Wholly-Owned Subsidiary of such Person.

SECTION 1.02.     INCORPORATION BY REFERENCE OF TIA.

                  Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "COMMISSION" means the SEC.

                  "INDENTURE SECURITIES" means the Securities.

                  "INDENTURE SECURITY HOLDER" means a Holder or a Securityholder.

                  "INDENTURE TO BE QUALIFIED" means this Indenture.

                  "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

                  "OBLIGOR" on the indenture securities means the Company or any other obligor on the Company or any other obligor on the Securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03.      RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP as in effect on the 9-3/8% Notes Issue Date;

                  (3) "OR" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular;

                  (5) "HEREIN," "HEREOF" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (6) all references herein and in the Securities to "INTEREST" on the Securities shall be deemed to include "ADDITIONAL INTEREST" due and payable pursuant to the Registration Rights Agreement.

                                   ARTICLE 2.
                                 THE SECURITIES

SECTION 2.01.     FORM AND DATING.

                  (a) General. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A-1 and A-2 hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Security shall be dated the date of its authentication. The Securities shall be in denominations of $1,000 and integral multiples thereof.

                  The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Security conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

                  (b) Global Securities. Securities issued in global form shall be substantially in the form of Exhibits A-1 or A-2 attached hereto (including the Global Security Legend thereon and the "Schedule of Exchanges of Interests in the Global Security" attached thereto). Securities issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Security Legend thereon and without the "Schedule of Exchanges of Interests in the Global Security" attached thereto). Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Securities from time to time endorsed thereon and that the aggregate principal amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Securities represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

                  (c) Temporary Global Securities. Securities offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Security, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust office, as custodian for the Depositary, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Cedel Bank, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Restricted Period shall be terminated upon the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and Cedel Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Security (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Security bearing a Private Placement Legend, all as contemplated by Section 2.06(a)(ii) hereof), and (ii) an Officers' Certificate from the Company. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Security shall be exchanged for beneficial interests in Regulation S Permanent Global Securities pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Securities, the Trustee shall cancel the Regulation S Temporary Global Security upon written order of the Company signed by an Officer. The aggregate principal amount of the Regulation S Temporary Global Security and the Regulation S Permanent Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interests as hereinafter provided.

                  (d) Euroclear and Cedel Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Security and the Regulation S Permanent Global Securities that are held by Participants through Euroclear or Cedel Bank.

SECTION 2.02.     EXECUTION AND AUTHENTICATION.

                  An Officer shall sign the Securities for the Company by manual or facsimile signature. Each Guarantor shall execute a Guarantee in the manner set forth in Section 11.02. The Company's seal shall be reproduced on the Securities and may be in facsimile form.

                  If an Officer whose signature is on a Security no longer holds that office at the time a Security is authenticated, the Security shall nevertheless be valid.

                  A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall, upon a written order of the Company signed by an Officer (an "Authentication Order"), authenticate Securities for original issue up to the aggregate principal amount stated in paragraph 4 of the Securities. The aggregate principal amount of Securities outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

SECTION 2.03.     REGISTRAR AND PAYING AGENT.

                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR") and an office or agency where Securities may be presented for payment ("PAYING AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

                  The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Securities.

                  The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Securities.

                  The Company shall, prior to the Record Date, notify the Paying Agent of any wire transfer instructions for payments that it receives from Holders.

SECTION 2.04.     PAYING AGENT TO HOLD MONEY IN TRUST.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Securities.

SECTION 2.05.     HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee five
(5) Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Securities and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.06.     TRANSFER AND EXCHANGE.

                  (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Securities will be exchanged by the Company for Definitive Securities if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Securities (in whole but not in part) should be exchanged for Definitive Securities and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Security be exchanged by the Company for Definitive Securities prior to
(x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act and provided further, there shall be no continuing Default or Event of Default. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Securities shall be registered in such names as the Depositary shall instruct the Trustee, in writing. Global Securities also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and
2.10 hereof. Every Security executed, authenticated and delivered in exchange for, or in lieu of, a Global Security or any portion thereof, pursuant to this
Section 2.06 or Section 2.07 or 2.10 hereof, shall be executed, authenticated and delivered in the form of, and shall be, a Global Security. A Global Security may not be exchanged for another Security other than as provided in this Section 2.06(a); however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.06(b),(c) or (f) hereof.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Temporary Regulation S Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Securities be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Security prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Securities pursuant to
         Section 2.06(h) hereof.

                  (iii) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                        (A) if the transferee will take delivery in the form
                  of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                        (B) if the transferee will take delivery in the form
                  of a beneficial interest in the Regulation S Temporary Global Security or the Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof;

                  (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in the Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 2.06(b)(ii) above and:

                           (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf
                  Registration in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following:

                               (1) if the holder of such beneficial interest in
                           a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                               (2) if the holder of such beneficial interest in
                           a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

                  Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

                  (c) Transfer or Exchange of Beneficial Interests for Definitive Securities.

                  (i) Beneficial Interests in Restricted Global Securities to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a
                  Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                           (B) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred
                  to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                           (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                           (E) if such beneficial interest is being transferred
                  to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof:

                           (F) if such beneficial interest is being transferred
                  to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this
                  Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Notwithstanding Sections 2.06(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Security may not be exchanged for a Definitive Security or transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  (iii) Beneficial Interests in Restricted Global Securities to Unrestricted Definitive Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

                        (A) such exchange or transfer is effected pursuant to
                  the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) such transfer is effected pursuant to the Shelf
                  Registration in accordance with the Registration Rights Agreement;

                        (C) such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D) the Registrar receives the following:

                                    (1) if the holder of such beneficial
                        interest in a Restricted Global Security proposes to exchange such beneficial interest for a Definitive Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
                        (1)(b) thereof; or

                                    (2) if the holder of such beneficial
                        interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Security that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item
                        (4) thereof;

                  and, in each such case set forth in this subparagraph (D) an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iv) Beneficial Interests in Unrestricted Global Securities to Unrestricted Definitive Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for a Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Security, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Security in the appropriate principal amount. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered. Any Definitive Security issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall not bear the Private Placement Legend.

                  (d) Transfer and Exchange of Definitive Securities for Beneficial Interests in Global Securities.

                  (i) Restricted Definitive Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

                      (A) if the Holder of such Restricted Definitive Security
                  proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                      (B) if such Restricted Definitive Security is being
                  transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                      (C) if such Restricted Definitive Security is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                      (D) if such Restricted Definitive Security is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                      (E) if such Restricted Definitive Security is being
                  transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs
                  (B)
                  through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof;

                          (F) if such Restricted Definitive Security is being
                  transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                          (G) if such Restricted Definitive Security is being
                  transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Security, and increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Security, in the case of clause (B) above, the 144A Global Security, and in the case of clause (c) above, the Regulation S Global Security.

                  (ii) Restricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

                      (A) such exchange or transfer is effected pursuant to the
                  Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) such transfer is effected pursuant to the Shelf
                  Registration in accordance with the Registration Rights Agreement;

                      (C) such transfer is effected by a Broker-Dealer pursuant
                  to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                      (D) the Registrar receives the following:

                          (1) if the Holder of such Definitive Securities
                      proposes to exchange such Securities for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                          (2) if the Holder of such Definitive Securities
                      proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D) an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Securities and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

                  (iii) Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Definitive Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities.

                  If any such exchange or transfer from a Definitive Security to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or
(iii) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Definitive Securities so transferred.

                  (e) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

                  (i) Restricted Definitive Securities to Restricted Definitive Securities. Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Registrar receives the following:

                      (A) if the transfer will be made pursuant to Rule 144A
                  under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                      (B) if the transfer will be made pursuant to Rule 903 or
                  Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                      (C) if the transfer will be made pursuant to any other
                  exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof.

                  (ii) Restricted Definitive Securities to Unrestricted Definitive Securities. Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

                      (A) such exchange or transfer is effected pursuant to the
                  Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                      (B) any such transfer is effected pursuant to the Shelf
                  Registration in accordance with the Registration Rights Agreement;

                      (C) any such transfer is effected by a Broker-Dealer
                  pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                      (D) the Registrar receives the following:

                          (1) if the Holder of such Restricted Definitive
                      Securities proposes to exchange such Securities for an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                          (2) if the Holder of such Restricted Definitive
                      Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

                  (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (ii) Definitive Securities in an aggregate principal amount equal to the principal amount of the Restricted Definitive Securities accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Securities so accepted Definitive Securities in the appropriate principal amount.

                  (g) Legends. The following legends shall appear on the face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i) Private Placement Legend.

                      (A) Except as permitted by subparagraph (B) below, each
                  Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                  "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR
          (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OF AMERICA AND OTHER JURISDICTIONS."

                      (B) Notwithstanding the foregoing, any Global Security or
                  Definitive Security issued pursuant to subparagraphs (b)(iv),
                  (c)(ii), (c)(iii), (c)(iv), (d)(ii), (d)(iii), (e)(ii),
                  (e)(iii) or (f) to this Section 2.06 (and all Securities issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Security Legend. Each Global Security shall bear a legend in substantially the following form:

         "THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE,
         (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO
         SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                  (iii) Regulation S Temporary Global Security Legend. The Regulation S Temporary Global Security shall bear a legend in substantially the following form:

         "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN)."

                  (h) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Definitive Securities or a particular Global Security has been redeemed, repurchased or cancelled in whole and not in part, each such Global Security shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

                  (i) General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Securities and Definitive Securities upon the Company's order or at the Registrar's request.

                  (ii) No service charge shall be made to a holder of a beneficial interest in a Global Security or to a Holder of a Definitive Security for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 4.10, 4.15 and 9.05 hereof).

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Security selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (iv) All Global Securities and Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.

                  (v) The Registrar shall not be required (A) to issue, to register the transfer of or to exchange any Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (c) to register the transfer of or to exchange a Security between a record date and the next succeeding Interest Payment Date.

                  (vi) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Securities and Definitive Securities in accordance with the provisions of Section 2.02 hereof.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this
         Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

SECTION 2.07.     REPLACEMENT SECURITIES

                  If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee, shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or, any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for its reasonable, out of pocket expenses in replacing a Security, including reasonable fees and expenses of counsel.

                  Every replacement Security shall constitute an additional obligation of the Company.

SECTION 2.08.     OUTSTANDING SECURITIES.

                  Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or any of its Affiliates holds the Security.

                  If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07.

                  If on a Redemption Date or the Maturity Date the Paying Agent holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Securities payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

SECTION 2.09.     TREASURY SECURITIES.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver, consent or notice, Securities owned by the Company or an Affiliate shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so considered. The Company shall notify the Trustee, in writing, when it or any of its Affiliates repurchases or otherwise acquires Securities, of the aggregate principal amount of such Securities so repurchased or otherwise acquired.

SECTION 2.10.     TEMPORARY SECURITIES

                  Until certificates representing Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate Temporary Securities upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of, Temporary Securities to be authenticated and the date on which the Temporary Securities are to be authenticated. Temporary Securities shall be substantially in the form of certificated Securities but may have variations that the Company considers appropriate for temporary Securities and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and execute, and the Trustee shall authenticate upon receipt of a written Authentication Order definitive Securities in exchange for Temporary Securities.

SECTION 2.11.     CANCELLATION.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel and, at the written direction of the Company, shall dispose of all Securities surrendered for transfer exchange, payment or cancellation. Subject to Section 2.07, the Company may not issue new Securities to replace Securities that the Company has paid or delivered to the Trustee for cancellation. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12.     DEFAULTED INTEREST.

                  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent lawful) any, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

SECTION 2.13.     CUSIP NUMBER.

                  The Company in issuing the Securities may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

SECTION 2.14.     DEPOSIT OF MONEYS.

                  Prior to 10:00 a.m. New York City time on each Interest Payment Date and Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be.

                                   ARTICLE 3.
                                   REDEMPTION

SECTION 3.01.     NOTICES TO TRUSTEE.

                  If the Company elects to redeem Securities pursuant to paragraph 6 of the Securities, it shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of the Securities to be redeemed and whether it wants the Trustee to give notice of redemption to the Holders (at the Company's expense) at least 30 days (unless a shorter notice shall be satisfactory to the Trustee) but not more than 90 days before the Redemption Date. Any such notice may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect.

SECTION 3.02.     SELECTION OF SECURITIES TO BE REDEEMED.

                  If fewer than all of the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities being redeemed are listed, or, if the Securities are not listed on a national securities exchange, on a pro rata basis, by lot or in such other fair and reasonable manner chosen at the discretion of the Trustee; provided, however, that a redemption pursuant to the provisions of paragraph 6(b) of the Securities shall be made on a pro rata basis.

                  The Trustee shall make the selection from the Securities outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities in denominations of $1,000 or less may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03.     NOTICE OF REDEMPTION.

                  At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed, with a copy to the Trustee. At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. Each notice for redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

                  (1) the Redemption Date;

                  (2) the redemption price and the amount of accrued interest, if any, to be paid (the "REDEMPTION PRICE");

                  (3) the paragraph of the Securities pursuant to which the Securities are being redeemed;

                  (4) the name and address of the Paying Agent;

                  (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (6) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed;

                  (7) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, and upon surrender of such Security, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued; and

                  (8) if fewer than all the Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption.

SECTION 3.04.     EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed in accordance with Section 3.03, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Trustee or Paying Agent, such Securities called for redemption shall be paid at the Redemption Price.

SECTION 3.05.     DEPOSIT OF REDEMPTION PRICE.

                  On or before the Redemption Date, the Company shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Redemption Price of all Securities to be redeemed on that date. The Paying Agent shall promptly return to the Company any U.S. Legal Tender so deposited which is not required for that purpose, except with respect to monies owed as obligations to the Trustee pursuant to Article Seven.

                  If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment.

SECTION 3.06.     SECURITIES REDEEMED IN PART.

                  Upon surrender of a Security that is to be redeemed in part, the Trustee shall authenticate for the Holder a new Security or Securities equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE 4.
                                   COVENANTS

SECTION 4.01.     PAYMENT OF SECURITIES.

                  The Company shall pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date U.S. Legal Tender designated for and sufficient to pay the installment.

                  Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

SECTION 4.02.     MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain the office or agency required under
Section 2.03. The Company shall give prior notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

SECTION 4.03.     LIMITATION ON RESTRICTED PAYMENTS.

                  Neither the Company nor any of its Subsidiaries will, directly or indirectly, (a) declare or pay any dividend or make any distribution (other than dividends or distributions payable in Qualified Capital Stock of the Company) on shares of the Company's Capital Stock, (b) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any warrants, rights or options to acquire shares of any class of such Capital Stock, other than the exchange of such Capital Stock or any warrants, rights or options to acquire shares of any class of such Capital Stock for Qualified Capital Stock or warrants, rights or options to acquire Qualified Capital Stock,
(c) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company or its Subsidiaries that is subordinate or junior in right of payment to the Securities, or (d) make any Investment (other than Permitted Investments) (each of the foregoing prohibited actions set forth in clauses (a), (b), (c) and (d) being referred to as a "RESTRICTED PAYMENT"), if, at the time of such Restricted Payment or immediately after giving effect thereto, (i) a Default or an Event of Default has occurred and is continuing, (ii) the Company is not able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12, or (iii) the aggregate amount of Restricted Payments made by the Company on or after the Merger Date, together with the aggregate amount of Restricted Payments made by CRBC subsequent to the 9-3/8% Notes Issue Date and through September 4, 1997 (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined by the respective Board of Directors in good faith) exceeds the sum of:

                           (A) (x) 100% of the aggregate Consolidated EBITDA of
                  CRBC from the 9-3/8% Notes Issue Date through September 4, 1997, plus 100% of the aggregate Consolidated EBITDA of the Company from and after the Merger Date (or, in the event that either such Consolidated EBITDA shall be a deficit, minus 100% of such deficit), to the most recent date for which financial information is available to the Company, taken as one accounting period, less (y) 1.4 times Consolidated Interest Expense for the same entities and for the same periods, plus

                           (B) 100% of the aggregate net proceeds, including the
                  fair market value of property other than cash as determined by the Board of Directors in good faith, received by the Company from any Person (other than a Subsidiary of the Company) from the issuance and sale on or subsequent to the Merger Date of Qualified Capital Stock of the Company, plus 100% of the aggregate net proceeds, including the fair market value of property other than cash as previously determined by the board of directors of CRBC in good faith, previously received by CRBC from any Person (other than a Subsidiary of CRBC) from the issuance and sale on or subsequent to the 9-3/8% Notes Issue Date of Qualified Capital Stock of CRBC (excluding any net proceeds from issuances and sales financed directly or indirectly using funds borrowed from the Company or any Subsidiary of the Company or from CRBC or any Subsidiary of CRBC, respectively, until and to the extent such borrowing is repaid, but including the proceeds from the issuance and sale of any securities convertible into or exchangeable for Qualified Capital Stock to the extent such securities are so converted or exchanged and including any additional proceeds received by the Company or CRBC, respectively, upon such conversion or exchange), plus

                           (C) without duplication of any amount included in
                  clause (iii)(B) above, 100% of the aggregate net proceeds, including the fair market value of property other than cash (valued as provided in clause (iii)(B) above), received by the Company as a capital contribution on or subsequent to the Merger Date, plus 100% of the aggregate net proceeds, including the fair market value of property other than cash (valued as provided in clause (iii)(B) above), previously received by CRBC as a capital contribution on or subsequent to the 9-3/8% Notes Issue Date (excluding the net proceeds from one or more Public Equity Offerings by Chancellor Media or CMHC to the extent used to redeem the Securities on or after the date of the Indenture).

                  Notwithstanding the foregoing, the provisions of this Section
4.03 shall not prohibit:

                  (1) the payment of any dividend or the making of any distribution within 60 days after the date of its declaration if the dividend or distribution would have been permitted on the date of declaration;

                  (2) the acquisition of Capital Stock or warrants, options or other rights to acquire Capital Stock either (i) solely in exchange for shares of Qualified Capital Stock or warrants, options or other rights to acquire Qualified Capital Stock, or (ii) through the application of the net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock or warrants, options or other rights to acquire Qualified Capital Stock;

                  (3) the acquisition of Indebtedness of the Company that is subordinate or junior in right of payment to the Securities, either (i) solely in exchange for shares of Qualified Capital Stock (or warrants, options or other rights to acquire Qualified Capital Stock) or for Indebtedness of the Company which is subordinate or junior in right of payment to the Securities, at least to the extent that the Indebtedness being acquired is subordinated to the Securities and has a Weighted Average Life to Maturity no less than that of the Indebtedness being acquired or (ii) through the application of the net proceeds of a substantially concurrent sale for cash (other than to a Subsidiary of the Company) of shares of Qualified Capital Stock (or warrants, options or other rights to acquire Qualified Capital Stock) or Indebtedness of the Company which is subordinate or junior in right of payment to the Securities, at least to the extent that the Indebtedness being acquired is subordinated to the Securities and has a Weighted Average Life to Maturity no less than that of the Indebtedness being refinanced;

                  (4) payments by CRBC to fund the operating expenses of Chancellor Broadcasting from the 9-3/8% Notes Issue Date through September 4, 1997 and by the Company to fund the operating expenses of CMHC from and after the Merger Date, in each case in an amount not to exceed $500,000 per annum;

                  (5) payments by CRBC to Chancellor Broadcasting from the 9-3/8% Notes Issue Date through September 4, 1997 and by the Company to CMHC from and after the Merger Date, respectively, in each case to make payments pursuant to (a) the Financial Monitoring and Oversight Agreements or (b) the Tax Sharing Agreement;

                  (6) payments by (a) CRBC to repurchase or to enable Chancellor Broadcasting to repurchase Capital Stock or other securities of Chancellor Broadcasting from employees of Chancellor Broadcasting or CRBC, in each case, from the 9-3/8% Notes Issue Date through September 4, 1997, and (b) by the Company to repurchase or to enable CMHC to repurchase Capital Stock or other securities of

CMHC from employees of CMHC or the Company, in each case, after the Merger Date, in an aggregate amount not to exceed $5,000,000;

                  (7) payments by CRBC to Chancellor Broadcasting from the 9-3/8% Notes Issue Date through September 4, 1997, or by the Company to CMHC from and after the Merger Date, in each case, to enable Chancellor Broadcasting or CMHC, respectively, to redeem or repurchase stock purchase or similar rights in an aggregate amount not to exceed $500,000;

                  (8) payments, not to exceed $100,000 in the aggregate, by CRBC to Chancellor Broadcasting from the 9-3/8% Notes Issue Date through September 4, 1997, together with payments by the Company to CMHC after the Merger Date, in each case to enable Chancellor Broadcasting or CMHC, respectively, to make cash payments to holders of its Capital Stock in lieu of the issuance of fractional shares of its Capital Stock; and

                  (9) payments made pursuant to any merger, consolidated sale of assets effected in accordance with Section 5.01; provided, however, that no such payment may be made pursuant to this clause (9) unless, after giving effect to such transaction (and the incurrence of any Indebtedness in connection therewith and the use of the proceeds thereof), the Company would be able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to
Section 4.12 such that after incurring that $1.00 of additional Indebtedness, the Leverage Ratio would be less than 5.5 to 1;

provided, however, that in the case of clauses 5(a), (6), (7), (8) and (9), no Default or Event of Default shall have occurred or be continuing at the time of such payment or as a result thereof.

                  In determining the aggregate amount of Restricted Payments made by the Company on or subsequent to the Merger Date and the aggregate amount of Restricted Payments made by CRBC subsequent to the 9-3/8% Notes Issue Date and through September 4, 1997, amounts expended pursuant to clauses (1), (2),
(3) (but only to the extent that Indebtedness is acquired in exchange for, or with the net proceeds from, the issuance of Qualified Capital Stock or warrants, options or other rights to acquire Qualified Capital Stock), (5)(a), (6), (7),
(8) and (9) (including any amounts previously expended by CRBC pursuant to clauses (1), (2), (3) (but only to the extent that Indebtedness is acquired in exchange for, or with the net proceeds from, the issuance of Qualified Capital Stock or warrants, options or other rights to acquire Qualified Capital Stock),
(5)(a), (6), (7), (8) and (9) under Section 4.03 of the 9-3/8% Notes Indenture) shall be included in such calculation.

                  Prior to any Restricted Payment under the first paragraph of this Section 4.03, the Company shall deliver to the Trustee an Officers' Certificate setting forth the computation by which the amount available for Restricted Payments pursuant to such paragraph was determined. The Trustee shall have no duty or responsibility to determine the accuracy or correctness of this computation and shall be fully protected in relying on such Officers' Certificate.

SECTION 4.04.     CORPORATE EXISTENCE.

                  Except as otherwise permitted by Article Five, the Company shall do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate or other existence and the corporate or other existence of each of its Significant Subsidiaries in accordance with the respective organizational documents of each such Significant Subsidiary and the material rights (charter and statutory) and franchises of the Company and each such Significant Subsidiary; provided, however, that the Company shall not be required to preserve, with respect to itself, any material right or franchise and, with respect to any of its Significant Subsidiaries, any such existence, material right or franchise, if the Board of Directors of the Company or such Significant Subsidiary, as the case may be, shall determine that the preservation thereof is no longer reasonably necessary or desirable in the conduct of the business of the Company or any such Significant Subsidiary.

SECTION 4.05.      PAYMENT OF TAXES AND OTHER CLAIMS.

                  The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Subsidiaries or properties of it or any of its Subsidiaries and (ii) all material lawful claims for labor, materials, supplies and services that, if unpaid, might by law become a Lien upon the property of it or any of its Subsidiaries; provided, however, that there shall not be required to be paid or discharged any such tax, assessment or charge, the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not adverse in any material respect to the Holders.

SECTION 4.06.      MAINTENANCE OF PROPERTIES AND INSURANCE.

                  (a) The Company shall, and shall cause each of its Subsidiaries to, maintain its material properties in normal condition (subject to ordinary wear and tear) and make all reasonably necessary repairs, renewals or replacements thereto as in the judgment of the Company may be reasonably necessary to the conduct of the business of the Company and its Subsidiaries; provided, however, that nothing in this Section 4.06 shall prevent the Company or any of its Subsidiaries from discontinuing the operation and maintenance of any of its properties, if such properties are, in the reasonable and good faith judgment of the Board of Directors of the Company or the Subsidiary, as the case may be, no longer reasonably necessary in the conduct of their respective business.

                  (b) The Company shall provide or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company, are reasonably adequate and appropriate for the conduct of the business of the Company and such Subsidiaries.

SECTION 4.07.      COMPLIANCE CERTIFICATE; NOTICE OF DEFAULT.

                  (a) The Company shall deliver to the Trustee, within 120 days after the end of the Company's fiscal year, an Officers' Certificate (signed by the principal executive officer, principal financial officer or principal accounting officer) stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company during such preceding fiscal year has kept, observed, performed and fulfilled each and every such obligation and no Default or Event of Default occurred during such year and at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status with particularity. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end.

                  (b) The copy of the annual report on Form 10-K of the Company as filed with the SEC or the annual financial statements delivered to the Trustee pursuant to Section 4.09 shall be accompanied by a written report of the Company's independent accountants that in conducting their audit of the financial statements which are a part of such annual report or such annual financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article Four, Five or Six insofar as they relate to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

                  (c) (i) If any Default or Event of Default has occurred and is continuing or (ii) if any Holder seeks to exercise any remedy hereunder with respect to a claimed Default under this Indenture or the Securities, the Company shall deliver to the Trustee by registered or certified mail or by telegram or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action as soon as possible and in any event within five Business Days of its becoming aware of such occurrence.

SECTION 4.08.     COMPLIANCE WITH LAWS.

                  The Company shall comply, and shall cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties, except for such noncompliances as are not in the aggregate reasonably likely to have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries taken as a whole.

SECTION 4.09.     SEC REPORTS.

                  The Company shall file with the Trustee and provided to the Securityholders, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company files with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. In the event that the Company is no longer required to furnish such reports to its securityholders pursuant to the Exchange Act, the Company will cause its consolidated financial statements, comparable to those which would have been required to appear in annual or quarterly reports, to be delivered to the Holders of the Securities. The Company shall also comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.10.     WAIVER OF STAY, EXTENSION OR USURY LAWS.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the obligations or the performance of this Indenture;

and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.11.     LIMITATION ON TRANSACTIONS WITH AFFILIATES.

                  Neither the Company nor any of its Subsidiaries will, directly or indirectly enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with or for the benefit of any of its Affiliates (other than transactions between the Company and a Wholly-Owned Subsidiary of the Company or among Wholly-Owned Subsidiaries of the Company) (an "AFFILIATE TRANSACTION"), other than Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction on an arm's-length basis from a Person that is not an Affiliate; provided, however, that for a transaction or series of related transactions involving value of $1,000,000 or more, such determination shall be made in good faith by a majority of the members of the Board of Directors of the Company and by a majority of the disinterested members of the Board of Directors of the Company, if any; provided, further, that for a transaction or series of related transactions involving value of $5,000,000 or more, the Board of Directors of the Company has received an opinion from a nationally recognized investment banking firm that such Affiliate Transaction is fair, from a financial point of view, to the Company or such Subsidiary. The foregoing restrictions will not apply to reasonable and customary directors' fees, indemnification and similar arrangements and payments thereunder, or to any obligations of the Company under the Financial Monitoring and Oversight Agreements, the Tax Sharing Agreement or any employment agreement with any officer of the Company (provided that each amendment of any of the foregoing agreements shall be subject to the limitations of this Section 4.11).

SECTION 4.12.     LIMITATION ON INCURRENCE OF ADDITIONAL INDEBTEDNESS.

                  Neither the Company nor any of its Subsidiaries shall, directly, or indirectly, create, incur, assume, guarantee, acquire or become liable for, contingently or otherwise, (collectively "INCUR"), any Indebtedness other than Permitted Indebtedness. Notwithstanding the foregoing limitations, the Company or any Subsidiary may incur Indebtedness if on the date of the incurrence of such Indebtedness, after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the Company's Leverage Ratio is less than 7.0 to 1.

SECTION 4.13. LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES.

                  Neither the Company nor any of its Subsidiaries shall, directly or indirectly, create or otherwise cause or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock; (b) make loans or advances or pay any Indebtedness or other obligation owed to the Company or any of its Subsidiaries; or (c) transfer any of its property or assets to the Company, except for such encumbrances or restrictions existing under or by reason of: (1) applicable law, (2) this Indenture, (3) customary non-assignment provisions of any lease governing a leasehold interest of the Company or any Subsidiary, (4) any instrument governing Acquired Indebtedness, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (5) agreements permitted under the 9-3/8% Notes Indenture, the 8-3/4% Notes Indenture, the 10-1/2% Notes Indenture and the 8-1/8% Notes Indenture existing on the Issue Date (including the Credit Agreement and the Senior Credit Facility, as applicable), as such agreements are from time to time in effect; provided, however, that any amendments or modifications of such agreements which affect the encumbrances or restrictions of the types subject to this Section 4.13 shall not result in such encumbrances or restrictions being less favorable to the Company in any material respect, as determined in good faith by the Board of Directors of the Company, than the provisions as in effect before giving effect to the respective amendment or modification, (6) an agreement effecting a refinancing, replacement or substitution of Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clause (2), (4) or (5) above or any other agreement evidencing Indebtedness permitted under this Indenture; provided, however, that the provisions relating to such encumbrance or restriction contained in any such refinancing, replacement or substitution agreement or any such other agreement are not less favorable to the Company in all material respects as determined in good faith by the Board of Directors of the Company than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clause (2), (4) or (5), or (7) restrictions on the transfer of assets subject to any Lien permitted under this Indenture imposed by the holder of such Lien.

SECTION 4.14.     PROHIBITION ON INCURRENCE OF SENIOR SUBORDINATED INDEBTEDNESS.

                  The Company shall not incur or suffer to exist any Indebtedness that is senior in right of payment to the Securities and is expressly subordinate in right of payment to any other Indebtedness of the Company.

SECTION 4.15.     CHANGE OF CONTROL.

                  (a) In the event of a Change of Control, the Company shall be obligated to make an offer to repurchase all outstanding Securities pursuant to the offer described in paragraph (b) below (the "CHANGE OF CONTROL OFFER"), at a purchase price equal to 101% of the principal amount thereof plus accrued interest, if any, to the date of repurchase. Prior to the mailing of the notice referred to below, but in any event within 30 days following the date on which a Change of Control occurs, the Company covenants to (i) repay in full all Indebtedness under the Senior Credit Facility (and terminate all commitments thereunder) or offer to repay in full all such Indebtedness (and terminate all such commitments) and to repay the Indebtedness owed to (and terminate the commitments of) each lender which has accepted such offer or (ii) obtain the requisite consents under the Senior Credit Facility to permit the repurchase of the Securities as provided below. The Company shall first comply with the covenant in the preceding sentence before it shall be required to repurchase Securities pursuant to the provisions described in this Section 4.15; provided that the Company's failure to comply with such covenant shall constitute an Event of Default under Section 6.01(3).

                  (b) Within 30 days following the date upon which a Change of Control occurs (the "CHANGE OF CONTROL DATE"), the Company shall send, by first class mail, a notice to each Holder of Securities, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Change of Control Offer. Such notice shall state:

                      (1) that the Change of Control Offer is being made
                  pursuant to this Section 4.15 and that all Securities validly tendered and not withdrawn will be accepted for payment;

                      (2) the purchase price (including the amount of accrued
                  interest, if any) and the purchase date (which shall be no earlier than 30 days nor later than

                  45 days from the date such notice is mailed, other than as may be required by law) (the "CHANGE OF CONTROL PAYMENT DATE");

                      (3) that any Security not tendered will continue to accrue interest;

                      (4) that, unless the Company defaults in making payment
                  therefor, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                      (5) that Holders electing to have a Security purchased
                  pursuant to a Change of Control Offer will be required to surrender the Security, properly endorsed for transfer together with such customary documents as the Company reasonably may request, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day prior to the Change of Control Payment Date;

                      (6) that Holders will be entitled to withdraw their
                  election if the Paying Agent receives, not later than five Business Days prior to the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

                      (7) that Holders whose Securities are purchased only
                  in part will be issued new Securities in a principal amount equal to the unpurchased portion of the Securities surrendered; and

                      (8) the circumstances and relevant facts regarding such
                  Change of Control.

                  (c) on or before the Change of Control Payment Date, the Company shall (i) accept for payment Securities or portions thereof (in integral multiples of $1,000) validly tendered pursuant to the Change of Control Offer,
(ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price out of the funds deposited with the Paying Agent in accordance with the preceding sentence. The Trustee shall promptly authenticate and mail to such Holders new Securities equal in principal amount to any unpurchased portion of the Securities surrendered. Upon the payment of the purchase price for the Securities accepted for purchase, the Trustee shall return the Securities purchased to the Company for cancellation. Any amounts remaining after the purchase of Securities pursuant to a Change of Control Offer shall be returned by the Trustee to the Company.

                  (d) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of the Securities pursuant to a Change of Control Offer. To the extent the provisions of any such rule conflict with the provisions of this Indenture relating to a Change of Control Offer, the Company shall comply with the provisions of such rule and be deemed not to have breached its obligations relating to such Change of Control Offer by virtue thereof.

SECTION 4.16.      LIMITATION ON ASSET SALES.

                  (a) Neither the Company nor any of its Subsidiaries will consummate an Asset Sale unless (i) the Company or the applicable Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by management of the Company or, if such Asset Sale involves consideration in excess of $2,500,000, by the Board of Directors of the Company, as evidenced by a board resolution), (ii) at least 75% of the consideration received by the Company or the Subsidiary, as the case may be, from such Asset Sale is cash or Cash Equivalents (other than in the case where the Company is exchanging all or substantially all the assets of one or more broadcast businesses operated by the Company (including by way of the transfer of the capital stock) for all or substantially all the assets (including by way of the transfer of the capital stock) constituting one or more broadcast businesses operated by another Person, in which event the foregoing requirement with respect to the receipt of cash or Cash Equivalents shall not apply) and is received at the time of such disposition and (iii) upon the consummation of an Asset Sale, the Company applies or causes such Subsidiary to apply, such Net Cash Proceeds within 180 days of receipt thereof either (A) to repay the principal of any Senior Indebtedness (and, to the extent such Senior Indebtedness relates to principal under a revolving credit or similar facility, to obtain a corresponding reduction in the commitments thereunder), (B) to reinvest, or to be contractually committed to reinvest pursuant to a binding agreement, in Productive Assets and, in the latter case, to have so reinvested within 360 days of the date of receipt of such Net Cash Proceeds, or (C) to purchase Securities (pro rata among the holders of Securities tendered to the Company for purchase, based upon the aggregate principal amount of the Securities so tendered) tendered to the Company for purchase at a price equal to 100% of the principal amount thereof, plus accrued interest thereon to the date of purchase, pursuant to an offer to purchase made by the Company as set forth below (a "NET PROCEEDS OFFER"); provided, however, that, prior to making any such Net Proceeds Offer, the Company shall, to the extent required pursuant to the 9-3/8% Notes Indenture as in effect on the Issue Date, offer to use such Net Cash Proceeds to repurchase and use all or a portion of such Net Cash Proceeds to repurchase 9-3/8% Notes and then, to the extent required pursuant to the 8-3/4% Notes Indenture as in effect on the Issue Date, offer to use the remaining Net Cash Proceeds to repurchase 8-3/4% Notes and then, to the extent required pursuant to the 10-1/2% Notes Indenture as in effect on the Issue Date, offer to use the remaining Net Cash Proceeds to repurchase 10-1/2% Notes and then, to the extent required pursuant to the 8-1/8% Notes Indenture as in effect on the Issue Date, offer to use the remaining Net Cash Proceeds to repurchase 8-1/8% Notes; in which event the Company shall be required to use only the Net Cash Proceeds remaining after such repurchases to make the Net Proceeds Offer contemplated by this Section 4.16; provided, further, that if at any time any non-cash consideration received by the Company or any Subsidiary of the Company, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash, then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with clause (iii) above; provided, further that the Company may defer making a Net Proceeds Offer until the aggregate Net Cash Proceeds from Asset Sales (taking into account any Net Cash Proceeds used to repurchase 9-3/8% Notes, 8-3/4% Notes, 10-1/2% Notes and 8-1/8% Notes pursuant to the second immediately preceding proviso) to be applied equals or exceeds $5,000,000. In the event of a transaction effected in accordance with Section
5.01 which involves less than all of the property or assets of the Company, only property or assets not included in such transaction shall be deemed to have been transferred in an Asset Sale.

                  (b) Subject to the deferral right set forth in the final proviso of paragraph (a), each notice of a Net Proceeds Offer pursuant to this
Section 4.16 shall be mailed, by first class mail, by the Company to Holders of the Securities as shown on the applicable register of Holders of the Securities not more than 180 days after the relevant Asset Sale or, in the event the Company or a Subsidiary has entered into a binding agreement as provided in (B) above, within 180 days following the termination of such agreement but in no event later than 360 days after the relevant Asset Sale, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Net Proceeds Offer and shall state the following terms:

                      (1) that the Net Proceeds Offer is being made pursuant to
                  Section 4.16 and that Holders of Securities may elect to tender their Securities in denominations of less than $1,000 and that all Securities validly tendered will be accepted for payment; provided, however, that if the aggregate principal amount of Securities tendered in a Net Proceeds Offer plus accrued interest at the expiration of such offer exceeds the aggregate amount of the Net Proceeds Offer, the Company shall select the Securities to be purchased on a pro rata basis (based upon the principal amount tendered);

                      (2) the purchase price (including the amount of accrued
                  interest) and the purchase date (which shall be no earlier than 30 days nor later than 45 days from the date such notice is mailed, other than as may be required by law) (the "PROCEEDS PURCHASE DATE");

                      (3) that any Security not tendered will continue to accrue interest;

                      (4) that, unless the Company defaults in making payment
                  therefor, any Security accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Proceeds Purchase Date;

                      (5) that Holders electing to have a Security purchased
                  pursuant to a Net Proceeds Offer will be required to surrender the Security, properly endorsed for transfer together with such other customary documents as the Company reasonably may request, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day prior to the Proceeds Purchase Date;

                      (6) that Holders will be entitled to withdraw their
                  election if the Paying Agent receives, not later than five Business Days prior to the Proceeds Purchase Date, a telegram, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

                      (7) that Holders whose Securities are purchased only in
                  part will be issued new Securities in a principal amount equal to the unpurchased portion of the Securities surrendered; and

                      (8) the circumstances and relevant facts regarding such
                  Net Proceeds Offer.

                  (c) On or before the Proceeds Purchase Date, the Company shall
(i) accept for payment Securities or portions thereof validly tendered pursuant to the Net Proceeds Offer, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price of all Securities so tendered and

(iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price out of funds deposited with the Paying Agent in accordance with the preceding sentence. The Trustee shall promptly authenticate and mail to such Holders new Securities equal in principal amount to any unpurchased portion of the Securities surrendered. Upon payment of the purchase price for the Securities accepted for purchase, the Trustee shall return the Securities purchased to the Company for cancellation. Any Securities not so accepted shall be promptly mailed by the Company to the Holder thereof.

                  (d) If the aggregate principal amount of Securities validly tendered pursuant to any Net Proceeds Offer is less than the amount of Net Cash Proceeds subject to such Net Proceeds Offer, the Company may use any remaining portion of such Net Cash Proceeds not required to fund the repurchase of tendered Securities for purposes otherwise permitted by this Indenture. Upon the consummation of any Net Proceeds Offer, the amount of Net Cash Proceeds subject to any future Net Proceeds Offer from the Asset Sales giving rise to such Net Cash Proceeds shall be deemed to be zero.

                  (e) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with their purchase of Securities pursuant to a Net Proceeds Offer. To the extent the provisions of any such rule conflict with the provisions of this Indenture relating to a Net Proceeds Offer, the Company shall comply with the provisions of such rule and be deemed not to have breached its obligations relating to such Net Proceeds Offer by virtue thereof.

SECTION 4.17.     LIMITATION ON PREFERRED STOCK OF SUBSIDIARIES.

                  The Company shall not permit any of its Subsidiaries to issue any Preferred Stock (other than to the Company or to a Wholly-Owned Subsidiary of the Company) or permit any Person (other than the Company or a Wholly-Owned Subsidiary of the Company) to own any Preferred Stock of a Subsidiary (other than Acquired Preferred Stock; provided that at the time the issuer of such Acquired Preferred Stock becomes a Subsidiary of the Company or merges with the Company or any of its Subsidiaries, and after giving effect to such transaction, the Company shall be able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12).

SECTION 4.18.     LIMITATION ON LIENS.

                  Neither the Company nor any of its Subsidiaries shall create, incur, assume or suffer to exist any Liens upon any of their respective assets, except for (a) Permitted Liens, (b) Liens to secure Senior Indebtedness or guarantees thereof permitted under this Indenture, (c) Liens permitted under the 9-3/8% Notes Indenture, the 8-3/4% Notes Indenture, the 10-1/2% Notes Indenture and the 8-1/8% Notes Indenture existing on the Issue Date, (d) Liens in favor of the Trustee, (e) Liens to secure Guarantor Senior Indebtedness permitted under this Indenture and (f) any Lien to secure the replacement, refunding, extension or renewal, in whole or in part, of any Indebtedness described in the foregoing clauses; provided that, to the extent any such clause limits the amount secured or the asset subject to such Liens, no extension or renewal will increase the assets subject to such Liens or the amount secured thereby beyond the assets or amounts set forth in such clauses.

SECTION 4.19.     GUARANTEES OF CERTAIN INDEBTEDNESS.

                  The Company shall not permit any of its Subsidiaries, directly or indirectly, to incur, guarantee or secure through the granting of Liens, the payment of any Indebtedness under the Senior Credit Facility or any refunding or refinancing thereof, in each case, unless such Subsidiary, the Company and the Trustee execute and deliver a supplemental indenture pursuant to which such Subsidiary becomes a Guarantor of the Securities and which evidences such Subsidiary's Guarantee of the Securities, such Guarantee to be a senior subordinated unsecured obligation of such Subsidiary. Neither the Company nor any such Guarantor shall be required to make a notation on the Securities or its Guarantee to reflect any such subsequent Guarantee. Nothing in this Section 4.19 shall be construed to permit any Subsidiary of the Company to incur Indebtedness otherwise prohibited by Section 4.12.

SECTION 4.20.     LIMITATION ON SALE AND LEASEBACK TRANSACTION.

                  Neither the Company nor any of its Subsidiaries shall enter into any Sale and Leaseback Transaction, except that the Company or any Subsidiary may enter into a Sale and Leaseback Transaction if, immediately prior thereto, and after giving effect to such Sale and Leaseback Transaction (the Indebtedness thereunder being equivalent to the Attributable Value thereof) the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12.

SECTION 4.21.     LIMITATION ON LINE OF BUSINESS.

                  For so long as any Securities are outstanding, the Company and its Subsidiaries shall engage solely in the ownership and operation of broadcast businesses or businesses related thereto, including, without limitation, media representation, sale of advertising and such other activities as are incidental or similar or related thereto.

SECTION 4.22.     LIMITATION ON ASSET SWAPS.

                  Neither the Company nor any of its Subsidiaries shall engage in any Asset Swaps, unless: (i) at the time of entering into the agreement to swap assets and immediately after giving effect to the proposed Asset Swap, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; (ii) the Company would, after giving pro forma effect to the proposed Asset Swap, have been permitted to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with
Section 4.12; (iii) the respective fair market values of the assets being purchased and sold by the Company or any of its Subsidiaries (as determined in good faith by the management of the Company or, if such Asset Swap includes consideration in excess of $2,500,000 by the Board of Directors, as evidenced by a Board Resolution delivered to the Trustee) are substantially the same at the time of entering into the agreement to swap assets; and (iv) at the time of the consummation of the proposed Asset Swap, the percentage of any decline in the fair market value (determined as aforesaid) of the asset or assets being acquired by the Company and its Subsidiaries shall not be significantly greater than the percentage of any decline in the fair market value (determined as aforesaid) of the assets being disposed of by the Company, calculated from the time the agreement to swap assets was entered into; provided, however, that this
Section 4.22 shall not apply to any of the Pending Transactions.

                                   ARTICLE 5.
                              SUCCESSOR CORPORATION

SECTION 5.01.      WHEN COMPANY MAY MERGE, ETC.

                  (a) The Company shall not, in a single transaction or through a series of related transactions, consolidate with or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, another Person or adopt a plan of liquidation, unless:

                      (1) either (A) the Company shall be the survivor of such
                  merger or consolidation or (B) the surviving or transferee Person is a corporation, partnership or trust organized and existing under the laws of the United States, any State thereof or the District of Columbia and such surviving or transferee Person shall expressly assume by supplemental indenture all the obligations of the Company under the Securities and this Indenture;

                      (2) immediately after giving effect to such transaction
                  and the use of the proceeds therefrom (on a pro forma basis, including any Indebtedness incurred or anticipated to be incurred in connection with such transaction), the Company or the surviving or transferee Person is able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12;

                      (3) immediately after giving effect to such transaction
                  (including any Indebtedness incurred or anticipated to be incurred in connection with the transaction) no Default or Event of Default shall have occurred and be continuing; and

                      (4) the Company has delivered to the Trustee an Officers'
                  Certificate and Opinion of Counsel, each stating that such consolidation, merger or transfer complies with this Indenture, that the surviving or transferee Person agrees by supplemental indenture to be bound hereby, and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

                  (b) For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of related transactions) of all or substantially all of the properties and assets of one or more Subsidiaries, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

SECTION 5.02.     SUCCESSOR CORPORATION SUBSTITUTED.

                  Upon any consolidation or merger, or any transfer of assets in accordance with Section 5.01, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein. When a successor corporation assumes all of the obligations of the Company hereunder and under the Securities and agrees to be bound hereby and thereby, the predecessor shall be released from such obligations.

                                   ARTICLE 6.
                              DEFAULT AND REMEDIES

SECTION 6.01.     EVENTS OF DEFAULT.

                  An "EVENT OF DEFAULT" occurs if:

                  (1) the Company defaults in the payment of interest on the Securities when the same becomes due and payable and the Default continues for a period of 30 days (whether or not such payment shall be prohibited by Article
Ten); or

                  (2) the Company defaults in the payment of the principal of any Securities when the same becomes due and payable, at maturity, upon redemption or otherwise (whether or not such payment shall be prohibited by Article Ten); or

                  (3) the Company fails to observe or perform any other covenant or agreement contained in the Securities or this Indenture and the Default continues for a period of 30 days after written notice thereof specifying such Default has been given to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities; or

                  (4) there shall be a failure to pay at the final stated maturity (giving effect to any extensions thereof) the principal amount of any Indebtedness of the Company or any Subsidiary of the Company, or the acceleration of the final stated maturity (giving effect to any extensions thereof) of any such Indebtedness, if the aggregate principal amount of such Indebtedness, together with the aggregate principal amount of any other such Indebtedness in default for failure to pay principal at the final stated maturity (giving effect to any extensions thereof) or which has been accelerated, aggregates $5,000,000 or more at any time, in each case after a 10-day period during which such default shall not have been cured or such acceleration rescinded; or

                  (5) one or more judgments in an aggregate amount in excess of $5,000,000 (which are not covered by insurance as to which the insurer has not disclaimed coverage) shall have been rendered against the Company or any of its Significant Subsidiaries and such judgments remain undischarged or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable; or

                  (6) The Company or any Significant Subsidiary (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself,
(B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to the appointment of a Custodian of it or for substantially all of its property,
(D) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it or (E) makes a general assignment for the benefit of its creditors; or

                  (7) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any Bankruptcy Law, which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company or any Significant Subsidiary, (B) appoint a Custodian of the Company or any Significant Subsidiary or for substantially all of its property or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days.

SECTION 6.02.     ACCELERATION.

                  If an Event of Default (other than an Event of Default specified in Section 6.01(6) or (7) with respect to the Company) occurs and is continuing and has not been waived pursuant to Section 6.04, the Trustee may, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may, by written notice to the Company and the Trustee, and the Trustee shall, upon the request of such Holders, declare the aggregate principal amount of the Securities outstanding, together with accrued but unpaid interest, if any, on all Securities to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration" (the "ACCELERATION NOTICE"), and the same (i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Credit Agreement or Senior Credit Facility, as applicable, shall become due and payable upon the first to occur of an acceleration under the Credit Agreement or Senior Credit Facility, as applicable, or five Business Days after receipt by the Company and the Representative under the Credit Agreement or Senior Credit Facility, as applicable, of such Acceleration Notice (unless all Events of Default specified in such Acceleration Notice have been cured or waived). If an Event of Default specified in Section 6.01(6) or (7) occurs and is continuing with respect to the Company, all unpaid principal and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholder. The Holders of a majority in principal amount of the Securities then outstanding (by notice to the Trustee) may rescind and cancel a declaration of acceleration and its consequences if (i) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, (ii) all existing Events of Default have been cured or waived, except non-payment of the principal or interest on the Securities which have become due solely by such declaration of acceleration, (iii) to the extent the payment of such interest is lawful, interest (at the same rate as specified in the Securities) on overdue installments of interest and overdue payments of principal, which has become due otherwise than by such declaration of acceleration, has been paid, (iv) the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements and advances and (v) in the event of the cure or waiver of a Default or Event of Default of the type described in Sections 6.01(6) and (7), the Trustee shall have received an Officers' Certificate and an Opinion of Counsel that such Default or Event of Default has been cured or waived and the Trustee shall be entitled to conclusively rely upon such Officers' Certificate and Opinion of Counsel. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

SECTION 6.03.     OTHER REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04.     WAIVER OF PAST DEFAULTS.

                  Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the outstanding Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Security as specified in clauses (1) and (2) of Section 6.01.

SECTION 6.05.     CONTROL BY MAJORITY.

                  The Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it, including, without limitation, any remedies provided for in Section 6.03. Subject to Section 7.01, however, the Trustee may, in its discretion, refuse to follow any direction that conflicts with any law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; provided that the Trustee may take any other action deemed proper by the Trustee, in its discretion, which is not inconsistent with such direction.

SECTION 6.06.     LIMITATION ON SUITS.

                  A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (1) the Holder gives to the Trustee notice of a continuing Event of Default;

                  (2) Holders of at least 25% in principal amount of the outstanding Securities make a written request to the Trustee to pursue the remedy;

                  (3) such Holders offer to the Trustee reasonably satisfactory to the Trustee indemnity or security against any loss, liability or expense to be incurred in compliance with such request;

                  (4) the Trustee does not comply with the request within 45 days after receipt of the request and the offer of satisfactory indemnity or security; and

                  (5) during such 45-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

SECTION 6.07.     RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.     COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default in payment of principal or interest specified in clause (1) or (2) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest at the rate set forth in the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relating to the Company or any other obligor upon the Securities, any of their respective creditors or any of their respective property, and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07. The Company's payment obligations under this Section 6.09 shall be secured in accordance with the provisions of Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10.     PRIORITIES.

                  If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

                  First: to the Trustee for amounts due under Sections 6.09 and 7.07;

                  Second: if the Holders are forced to proceed against the Company directly without the Trustee, to Holders for their collection costs;

                  Third: to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                  Fourth: to the Company or any other obligor on the Securities, as their interests may appear, or as a court of competent jurisdiction may direct.

                  The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 6.10.

SECTION 6.11.     UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Securities.

                                   ARTICLE 7.
                                     TRUSTEE

SECTION 7.01.     DUTIES OF TRUSTEE.

                  (a) If a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent Person would exercise or use under the circumstances in the conduct of its own affairs.

                  (b) Except during the continuance of a Default or an Event of
Default:

                      (1) The Trustee need perform only those duties as are
                  specifically set forth in this Indenture or the TIA and no duties, covenants, responsibilities or obligations shall be implied in this Indenture that are adverse to the Trustee.

                      (2) In the absence of bad faith on its part, the Trustee
                  may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates (including Officers' Certificates) or opinions (including Opinions of Counsel) furnished to the Trustee and conforming to the requirements of this Indenture. However, as to any certificates or opinions which are required by any provision of this Indenture to be delivered or provided to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                      (1) This paragraph does not limit the effect of paragraph
                  (b) of this Section 7.01.

                      (2) The Trustee shall not be liable for any error of
                  judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                      (3) The Trustee shall not be liable with respect to any
                  action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.02, 6.04 or 6.05.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability or the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment indemnity against such risk or of such funds or adequate ability is not reasonably assured to it.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.01.

                  (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

                  (g) In the absence of bad faith, negligence or willful misconduct on the part of the Trustee, the Trustee shall not be responsible for the application of any money by any Paying Agent other than the Trustee.

SECTION 7.02.     RIGHTS OF TRUSTEES.

                  Subject to Section 7.01:

                  (a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 13.04 and 13.05. The Trustee shall not be liable for and shall be fully protected in respect of any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

                  (d) The Trustee shall not be liable for any action that it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers conferred upon it by this Indenture.

                  (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate (including any Officers' Certificate), statement, instrument, opinion (including any Opinion of Counsel), notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Company, to examine the books, records, and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of the Securities pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

                  (g) The Trustee may consult with counsel of its selection and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability with respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

SECTION 7.03.     INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, any Subsidiary or Unrestricted Subsidiary, or their respective Affiliates, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

SECTION 7.04.     TRUSTEE'S DISCLAIMER.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, and it shall not be accountable for the Company's use of the proceeds from the Securities, and the recitals contained herein and in the Securities shall be taken as the statements of the Company and the Trustee shall not be responsible for any statement of the Company in this Indenture or the Securities other than the Trustee's certificate of authentication.

SECTION 7.05.     NOTICE OF DEFAULT.

                  If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder, as their name and address appears in the security register, notice of the uncured Default or Event of Default within 60 days after such Default or Event of Default occurs. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Security, including an accelerated payment and the failure to make payment on the Change of Control Payment Date pursuant to a Change of Control Offer or on the Proceeds Purchase Date pursuant to a Net Proceeds Offer and, except in the case of a failure to comply with Article Five, the Trustee may withhold the notice if and so long as its Board of Directors, the executive .committee of its Board of Directors or a committee of its directors and/or Trust Officers in good faith determines that withholding the notice is in the interest of the Securityholders. The Trustee shall not be deemed to have knowledge of a Default or Event of Default other than (i) any Event of Default occurring pursuant to Section 6.01(l) or 6.01(2) or (ii) any Default or Event of Default of which a Trust Officer shall have received written notification and such notice references the Securities and the Indenture or obtained actual knowledge.

SECTION 7.06.     REPORTS BY TRUSTEE TO HOLDERS.

                  Within 60 days after each May 15 of each year beginning with May 15, 1999, the Trustee shall, to the extent that any of the events described in TIA Section 313(a) occurred within the previous twelve months, but not otherwise, mail to each Securityholder a brief report dated as of such date that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313 (b) and 313 (c)

                  A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed.

                  The Company shall promptly notify the Trustee if the Securities become listed on any stock exchange and the Trustee shall comply with TIA Section 313(d).





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

SECTION 7.07.     COMPENSATION AND INDEMNITY.

                  The Company shall pay to the Trustee from time to time such compensation as may be agreed upon in writing by the Company and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it in connection with the performance of its duties and the discharge of its obligations under this Indenture. Such expenses shall include the reasonable fees and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee and its agents, employees, officers, stockholders and directors for, and hold them harmless against, any and all loss, liability, damage, claim or expense incurred by them except for such actions to the extent caused by any negligence, bad faith or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their rights, powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company will not be required to pay such fees and expenses if it assumes the Trustee's defense and there is no conflict of interest between the Company and the Trustee in connection with such defense as reasonably determined by the Trustee. The Company need not pay for any settlement made without its written consent. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

                  To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all assets or money held or collected by the Trustee, in its capacity as Trustee, except assets or money held in trust to pay principal of or interest on particular Securities.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(6) or (7) occurs, such expenses and the compensation for such services shall be paid to the extent allowed under any Bankruptcy Law.

                  The provisions of this Section 7.07 shall survive termination of this Indenture.

SECTION 7.08.     REPLACEMENT OF TRUSTEE.

                  The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Company and the Trustee and may appoint a successor trustee. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

                  If the trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify each Holder of such event and shall promptly appoint a successor

Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Promptly after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the expense of the Company), the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

SECTION 7.09.     SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee; provided that such corporation shall be otherwise qualified and eligible under this Article Seven.

SECTION 7.10.     ELIGIBILITY; DISQUALIFICATION.

                  This Indenture shall always have a Trustee who satisfies the requirement of TIA Sections 310(a)(1) and 310(a)(2). The Trustee (or in the case of a corporation included in a bank holding company system, the related bank holding company) shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. In addition, if the Trustee is a corporation included in a bank holding company system, the Trustee, independently of such bank holding company, shall meet the capital requirements of TIA Sections 310(a)(2). The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. The provisions of TIA
Section 310 shall apply to the Company and any other obligor of the Securities.

SECTION 7.11.      PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.

                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein. The provisions of TIA Section 311 shall apply to the Company and any other obligor of the Securities.




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

                                   ARTICLE 8.
                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.01.     TERMINATION OF THE COMPANY'S OBLIGATIONS.

                  This Indenture shall cease to be of further effect and the obligations of the Company under the Securities and this Indenture shall terminate (except that the obligations under Sections 7.07, 8.04 and 8.05 shall survive the effect of this Article Eight) when all outstanding Securities theretofore authenticated and issued have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder.

                  In addition, at the Company's option, either (a) the Company shall be deemed to have been Discharged from any and all obligations with respect to the Securities (except for certain obligations of the Company to register the transfer or exchange of such Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) after the applicable conditions set forth below have been satisfied or
(b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Article Four (except that the Company's obligations under Sections 4.01 and 4.02 shall survive) and Section 5.01 after the applicable conditions set forth below have been satisfied:

                  (1) The Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities U.S. Legal Tender or U.S. Government Obligations or a combination thereof which, through the payment of interest thereon and principal in respect thereof in accordance with their terms, will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay all the principal of and interest on the Securities on the dates such installments of interest or principal are due in accordance with the terms of such Securities, as well as the Trustee's fees and expenses; provided that no deposits made pursuant to this
Section 8.01(l) shall cause the Trustee to have a conflicting interest as defined in and for purposes of the TIA; provided, further, that from and after the time of deposit, the Funds deposited shall not be subject to the rights of holders of Senior Indebtedness pursuant to the provisions of Article Ten; and provided, further, that, as confirmed by an Opinion of Counsel, no such deposit shall result in the Company, the Trustee or the trust becoming or being deemed to be an "investment company" under the Investment Company Act of 1940;

                  (2) The Company shall have delivered to the Trustee an Opinion of Counsel or a private letter ruling issued to the Company by the IRS to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of the deposit and related defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised and, in the case of an Opinion of Counsel furnished in connection with a Discharge pursuant to the foregoing, accompanied by a private letter ruling issued to the Company by the IRS to such effect;

                  (3) No Event of Default or Default with respect to the Securities shall have occurred and be continuing on the date of such deposit after giving effect to such deposit;

                  (4) The Company shall have delivered to the Trustee an Opinion of Counsel, subject to certain qualifications, to the effect that (i) the Funds will not be subject to any rights of any other holders of Indebtedness of the Company, and (ii) the Funds so deposited will not be subject to avoidance under applicable Bankruptcy Law;

                  (5) The Company shall have paid or duly provided for payment of all amounts then due to the Trustee pursuant to Section 7.07;

                  (6) No such deposit will result in a Default under this Indenture or a breach or violation of, or constitute a default under, any other instrument or agreement (including, without limitation, the Senior Credit Facility) to which the Company or any of its Subsidiaries is a party or by which it or its property is bound; and

                  (7) An Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent to the defeasance have been complied with.

                  Notwithstanding the foregoing, the Opinion of Counsel required by subparagraph 2 above need not be delivered if all Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable on the Maturity Date within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

                  "DISCHARGED" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture relating to the Securities (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same upon compliance by the Company with the provisions of this Section), except (i) the rights of the Holders of Securities to receive, from the trust fund described in clause
(1) above, payment of the principal of and the interest on such Securities when such payments are due, (ii) the Company's obligations with respect to the Securities under Sections 2.03 through 2.07, 7.07 and 7.08 and (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                  "FUNDS" means the aggregate amount of U.S. Legal Tender and/or U.S. Government Obligations deposited with the Trustee pursuant to this Article Eight.

                  "U.S. GOVERNMENT OBLIGATIONS" means direct obligations of, and obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

SECTION 8.02.     ACKNOWLEDGMENT OF DISCHARGE BY TRUSTEE.

                  Subject to Section 8.05, after (i) the conditions of Section 8.01, have been satisfied and (ii) the Company has delivered to the Trustee an Opinion of Counsel, stating that all conditions precedent referred to in clause
(i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request of the Company shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in this Article Eight.

SECTION 8.03.     APPLICATION OF TRUST MONEY.

                  The Trustee shall hold in trust Funds deposited with it pursuant to Section 8.01. It shall apply the Funds through the Paying Agent and in accordance with this Indenture to the payment of principal and accrued and unpaid interest on the Securities. The Company shall pay and indemnify the





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

Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.01 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.

SECTION 8.04.     REPAYMENT TO THE COMPANY.

                  The Trustee and the Paying Agent shall promptly pay to the Company, upon the Company's written request, any Funds held by them for the payment of principal or interest that remains unclaimed for one year; provided, however, that the Trustee or such Paying Agent may, at the expense of the Company, cause to be published once in a newspaper of general circulation in the City of New York or mailed to each Holder, notice that such Funds remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such Funds then remaining will be repaid to the Company. After payment to the Company, Holders entitled to the Funds must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person and all liability of the Trustee and Paying Agent with respect to such Funds shall cease.

SECTION 8.05.     REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any Funds by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such Funds in accordance with Section 8.01; provided, however, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from Funds held by the Trustee or Paying Agent.

                                   ARTICLE 9.
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.     WITHOUT CONSENT OF HOLDER.

                  The Company, when authorized by a Board Resolution, and the Trustee, together, may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

                  (1) to cure any ambiguity, defect or inconsistency;

                  (2) to comply with Article Five;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

                  (4) to make any other change that does not adversely affect in any material respect the rights of any Securityholders hereunder;

provided that the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate, each stating that such amendment or supplement complies with the provisions of this Section 9.01.

SECTION 9.02.     WITH CONSENT OF HOLDERS.

                  Subject to Section 6.07, the Company, when authorized by a Board Resolution, and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in principal amount of the outstanding Securities may amend or supplement this Indenture or the Securities, without notice to any other Securityholders. Subject to Sections 6.04 and 6.07, the Holder or Holders of a majority in aggregate principal amount of the outstanding Securities may waive compliance by the Company with any provision of this Indenture or the Securities without notice to any other Securityholder. No amendment, supplement or waiver, including a waiver pursuant to Section 6.04, shall, directly or indirectly, without the consent of each Holder of each Security affected thereby:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment;

                  (2) reduce the rate of or change the time for payment of interest, including defaulted interest, on any Securities;

                  (3) reduce the principal of or change the fixed maturity of any Securities, or change the date on which any Securities may be subject to redemption or repurchase, or reduce the redemption or repurchase price therefor;

                  (4) make any Securities payable in money other than that stated in the Securities;

                  (5) make any change in provisions of this Indenture protecting the right of each Holder of a Security to receive payment of principal of and interest on such Security on or after the due date thereof or to bring suit to enforce such payment or permitting Holders of a majority in principal amount of Securities to waive Defaults or Events of Default; or

                  (6) after the Company's obligation to purchase the Securities arises under Section 4.15 or 4.16, amend, modify or change the obligation of the Company to consummate a Change of Control Offer or a Net Proceeds Offer or waive any default in the performance thereof or modify any of the provisions or definitions with respect to any such offers.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective (as provided in Section 9.04), the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.03.     COMPLIANCE WITH TIA.

                  Every amendment, waiver or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.




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

SECTION 9.04.     REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of his Security by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver (at which time such amendment, supplement or waiver shall become effective).

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (1) through (6) of Section 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

SECTION 9.05.     NOTATION ON OR EXCHANGE OF SECURITIES.

                  If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 9.06.     TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Trustee shall execute any amendment, supplement or waiver authorized pursuant to and adopted in accordance with this Article Nine; provided that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture. Such Opinion of Counsel shall not be an expense of the Trustee.





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

                                   ARTICLE 10.
                           SUBORDINATION OF SECURITIES

SECTION 10.01.    SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

                  The Company covenants and agrees and the Trustee and each Holder of the Securities, by its acceptance thereof, likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Ten; and the Trustee and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment of all Obligations on the Securities (except for the payment of fees and expenses of the Trustee and any indemnity under Section 7.07) by the Company shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents (or such payment shall be duly provided for to the satisfaction of the holders of the Senior Indebtedness) of all Obligations on the Senior Indebtedness; that the subordination is for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness, and that each holder of Senior Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Senior Indebtedness in reliance upon the covenants and provisions contained in this Indenture and the Securities.

SECTION 10.02.    NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.

                  (a) If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on or any other amounts owing with respect to any Senior Indebtedness, no payment of any kind or character (except (i) in Qualified Capital Stock issued by the Company to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Company in payment of interest accrued thereon or (iii) in securities issued by the Company which are subordinated to the Senior Indebtedness at least to the same extent as the Securities and having a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities (the issuance of such subordinated securities to be consented to by the holders of at least a majority of the outstanding amount of Senior Indebtedness consisting of each class of Designated Senior Indebtedness then outstanding, which subordinated securities shall be issued in exchange for outstanding Securities or to pay interest accrued on outstanding Securities)) shall be made by the Company or any other Person on behalf of the Company with respect to any Obligations on the Securities or to acquire any of the Securities for cash or property or otherwise. In addition, if any other event of default occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Securities or would arise upon the passage of time as a result of such payment) with respect to any Designated Senior Indebtedness (as such event of default is defined in the instrument creating or evidencing such Designated Senior Indebtedness) and such event of default permits the holders of such Designated Senior Indebtedness then outstanding to accelerate the maturity thereof and if the Representative for the respective issue of Designated Senior Indebtedness gives written notice of the event of default to the Company and the Trustee (a "DEFAULT Notice"), then, unless and until all events of default have been cured or waived or have ceased to exist or the Company and the Trustee receive notice from the Representative for the respective issue of Designated Senior Indebtedness terminating the Blockage Period (as defined below), during the 180 days after the delivery of such Default Notice (the "BLOCKAGE PERIOD"), neither the Company nor any other Person on behalf of the Company shall make any payment of any kind or character (except (i) in Qualified Capital Stock issued by the Company to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Company in payment of interest accrued thereon or (iii) in securities issued by the Company which are subordinated to the Senior Indebtedness at least to the same extent as the Securities and having a Weighted Average Life to Maturity at least equal to the remaining Weighted





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

Average Life to Maturity of the Securities (the issuance of such subordinated securities to be consented to by the holders of at least a majority of the outstanding amount of Senior Indebtedness consisting of each class of Designated Senior Indebtedness then outstanding, which subordinated securities shall be issued in exchange for outstanding Securities or to pay interest accrued on outstanding Securities)) with respect to any Obligations on the Securities or to acquire any of the Securities for cash or property or otherwise. Notwithstanding anything herein to the contrary, in no event will a Blockage Period extend beyond 180 days from the date the payment on the Securities was due and only one such Blockage Period may be commenced within any 360 consecutive days. For all purposes of this Section 10.02(a), no event of default which existed or was continuing on the date of the commencement of any Blockage Period with respect to the Designated Senior Indebtedness initiating such Blockage Period shall be, or be made, the basis for the commencement of a second Blockage Period by the Representative of such Designated Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Blockage Period that, in either case, would give rise to an event of default pursuant to any provision under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

                  (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder when such payment is prohibited by Section 10.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amount of Senior Indebtedness held by such holders) or their respective Representatives, as their respective interests may appear. The Trustee shall be entitled to rely on information regarding amounts then due and owing on the Senior Indebtedness, if any, received from the holders of Senior Indebtedness (or their Representatives) or, if such information is not received from such holders or their Representatives, from the Company and only amounts included in the information provided to the Trustee shall be paid to the holders of Senior Indebtedness.

                  Nothing contained in this Article Ten shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Section 6.02 or to pursue any rights or remedies hereunder; provided, that all Senior Indebtedness thereafter due or declared to be due shall first be paid in full in cash or Cash Equivalents before the Holders are entitled to receive any payment with respect to Obligations on the Securities.

SECTION 10.03.    PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  (a) Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshalling of assets of the Company or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to the Company or its property, whether voluntary or involuntary, all Obligations due or to become due upon all Senior Indebtedness shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of the Senior Indebtedness, before any payment or distribution of any kind or character is made on account of any Obligations on the Securities, or for the acquisition of any of the Securities for cash or property or otherwise. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee under this Indenture would be entitled (other than any payments of fees and expenses of the Trustee and any indemnity made under Section 7.07), except for the provisions hereof, shall be paid by the

Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Senior Indebtedness.

                  (b) To the extent any payment of Senior Indebtedness (whether by or on behalf of the Company, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by any Holder when such payment or distribution is prohibited by Section 10.03(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amount of Senior Indebtedness by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Senior Indebtedness remaining unpaid until all such Senior Indebtedness has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Senior Indebtedness.

                  (d) The consolidation of the Company with, or the merger of the Company with or into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its assets, to another corporation upon the terms and conditions provided in Article Five and as long as permitted under the terms of the Senior Indebtedness shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, assume the Company's obligations hereunder in accordance with Article Five.

SECTION 10.04.    PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

                  Nothing contained in this Article Ten or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Sections 10.02 and 10.03, from making payments at any time for the purpose of making payments of principal of and interest on the Securities, or from depositing with the Trustee any moneys for such payments, or (ii) in the absence of actual knowledge by the Trustee that a given payment would be prohibited by
Section 10.02 or 10.03, the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of, and interest on, the Securities to the Holders entitled thereto unless at least one Business Day prior to the date upon which such payment would otherwise become due and payable, the Trustee shall have received the




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

written notice provided for in Section 10.02(a) or in Section 10.07. The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company.

SECTION 10.05.    SUBROGATION.

                  Subject to the payment in full in cash or Cash Equivalents of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the Securities shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders by virtue of this Article Ten which otherwise would have been made to the Holders shall, as between the Company and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Ten are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

SECTION 10.06.    OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

                  Nothing contained in this Article Ten or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and any interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Holder of any Security or the Trustee on its behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

SECTION 10.07.     NOTICE TO TRUSTEE.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Ten. Regardless of anything to the contrary contained in this Article Ten or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any default or event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trust Officer of the Trustee shall have received notice in writing from the Company, or from a holder of Senior Indebtedness or a Representative therefor, and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist; provided, however, that if a Trust Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which, by the terms hereof, any such money may become payable for any purpose (including, without limitation, the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may be, in respect of any Security), the notice with respect to such money provided for in this Section 10.07, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.



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

                  In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Ten, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amounts of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Ten, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 10.08.    RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING
                  AGENT.

                  Upon any payment or distribution of assets of the Company referred to in this Article Ten, the Trustee, subject to the provisions of Article Seven hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Ten.

SECTION 10.09.    TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.

                  The Trustee and any agent of the Company or the Trustee shall be entitled to all the rights set forth in this Article Ten with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its duties, covenants, responsibilities and obligations as are specifically set forth in this Article Ten, and no implied duties, covenants, responsibilities or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                  Whenever a distribution is to be made or a notice given to holders or owners of Senior Indebtedness, the distribution may be made and the notice may be given to their Representative, if any.

SECTION 10.10. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

                  No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.




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

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Securities and without impairing or releasing the subordination provided in this Article Ten or the obligations hereunder of the Holders of the Securities to the holders of the Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness, or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the payment or collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 10.11. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES.

                  Each Holder of Securities by its acceptance of such Security authorizes and expressly directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Indebtedness and the Holders of Securities, the subordination provided in this Article Ten, and appoints the Trustee such Holder's attorney-in-fact to act for and on behalf of each such Holder of Securities for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the filing of a claim for the unpaid balance of its Securities and accrued interest in the form required in those proceedings.

SECTION 10.12.    THIS ARTICLE TEN NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Ten will not be construed as preventing the occurrence of an Event of Default.

SECTION 10.13.    TRUSTEE'S COMPENSATION NOT PREJUDICED.

                  Nothing in this Article Ten will apply to amounts due to the Trustee pursuant to other sections in this Indenture.

                                   ARTICLE 11.
                          GUARANTEES OF THE SECURITIES

SECTION 11.01.    GUARANTEES.

                  Subject to the provisions of this Article Eleven, each Guarantor hereby jointly and severally unconditionally guarantees to each Holder of a Security authenticated and made available for delivery by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder, that:
(a) the principal of and interest on the Securities will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Securities and all other Obligations on the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other Obligations on the Securities, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at final stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, for whatever reason, each Guarantor will be obligated to pay the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under the Guarantees, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the Obligations of the Company on the Securities.

                  Each of the Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularly or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and the Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, the Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Securities and the Trustee, on the other hand, (a) subject to this Article Eleven, the maturity of the obligations guaranteed hereby may be accelerated as provided in Section
6.02 for the purposes of the Guarantees, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Section 6.02, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of the Guarantees.

                  The Guarantees shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  No stockholder, officer, director, employer or incorporator, past, present or future, of any Guarantor, as such, shall have any personal liability under the Guarantees by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

                  The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Guarantees.



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

                  Each Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that in no event shall any Guarantor's obligations under its Guarantee be subject to avoidance under any applicable fraudulent conveyance or similar law of any relevant jurisdiction. Therefore, in the event that the Guarantees would, but for this sentence, be subject to avoidance, then the liability of the Guarantors under the Guarantees shall be reduced to the extent necessary such that such Guarantees shall not be subject to avoidance under the applicable fraudulent conveyance or similar law. Subject to the preceding limitation on liability, the Guarantee of each Guarantor constitutes a guarantee of payment in full when due and not merely a guarantee of collectability.

SECTION 11.02.    EXECUTION AND DELIVERY OF THE GUARANTEES.

                  To further evidence the Guarantees set forth in Section 11.01, each Guarantor hereby agrees that a notation of such Guarantees, substantially in the form included in Exhibit A-1 and Exhibit A-2 hereto, shall be endorsed on each Security authenticated and made available for delivery by the Trustee. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

                  Each of the Guarantors hereby agrees that its Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

                  If an Officer of a Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

                  The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

SECTION 11.03.    ADDITIONAL GUARANTORS.

                  Any Person may become a Guarantor by executing and delivering to the Trustee (a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions of this Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion)

SECTION 11.04.    LIMITATION OF GUARANTORS' LIABILITY.

                  The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including, without limitation, any guarantees under the Senior Credit Facility) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to Section 11.06, result in the obligations of such Guarantor under the Guarantees not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under the Guarantees shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor.




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

SECTION 11.05.    GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

                  (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor, as an entirety or substantially as an entirety, to the Company or another Guarantor. Upon any such consolidation, merger, sale or conveyance, the Guarantee given by such Guarantor shall no longer have any force or effect.

                  (b) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into a Person (provided such Person is a corporation, partnership or trust) other than the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to any such Person (whether or not an Affiliate of the Guarantor). Upon the sale or disposition of a Guarantor (or all or substantially all of its assets) to a Person which is not a Subsidiary of the Company, which is otherwise in compliance with this Indenture (including Section 4.16), such Guarantor shall be deemed released from all its obligations under this Indenture and its Guarantee and such Guarantee shall terminate; provided, however, that any such termination shall occur only to the extent that all obligations of such Guarantor under the Senior Credit Facility, and all its guarantees of, and under all of its pledges of assets or other security interests which secure, Indebtedness of the Company shall also terminate upon such release, sale or transfer.

                  (c) The Trustee shall, at the Company's expense, deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 11.05. Any Guarantor not so released remains liable for the full amount of principal and interest on the Securities as provided in this Article Eleven.

SECTION 11.06.    CONTRIBUTION.

                  In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter alia, that in the event any payment or distribution is made by any Guarantor (a "FUNDING GUARANTOR") under the Guarantees, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company obligations with respect to the Securities or any other Guarantor's obligations with respect to the Guarantees; provided that such Funding Guarantor's contribution right with respect to any such Guarantor shall be subordinated in right of payment to such Guarantor's Guarantor Senior Indebtedness on the same basis as its Guarantee is subordinated to Guarantor Senior Indebtedness pursuant to Article Twelve.

SECTION 11.07.    WAIVER OF SUBROGATION.

                  Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under the Guarantees and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration or indemnification, and any right to participate in any claim or remedy of any Holder of Securities against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full,



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

such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Securities, and shall, subject to the provisions of Article Twelve, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct or indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 11.07 is knowingly made in contemplation of such benefits.

                                   ARTICLE 12.
                           SUBORDINATION OF GUARANTEES

SECTION 12.01. GUARANTEE OBLIGATIONS SUBORDINATED TO GUARANTOR SENIOR INDEBTEDNESS.

                  Each Guarantor covenants and agrees, and the Trustee and each Holder of the Securities, by its acceptance thereof, likewise covenants and agrees, that all Guarantees shall be issued subject to the provisions of this Article Twelve; and the Trustee and each Person holding any Guarantee, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that the payment of all Obligations on the Securities pursuant to the Guarantees (except for the payment of fees and expenses of the Trustee under Section 7.07) made by or on behalf of such Guarantor shall, to the extent and in the manner herein set forth, be subordinated and junior in right of payment to the prior payment in full in cash or Cash Equivalents (or such payment shall be duly provided for to the satisfaction of the holders of the Guarantor Senior Indebtedness of any Guarantor) of all existing and future Obligations on the Guarantor Senior Indebtedness of such Guarantor; that the subordination is for the benefit of, and shall be enforceable directly by the holders of Guarantor Senior Indebtedness of any Guarantor and that each holder of Guarantor Senior Indebtedness of any Guarantor whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Guarantor Senior Indebtedness of any Guarantor in reliance upon the covenants and provisions contained in this Indenture and the Guarantees.

                  This Section 12.01 and the following Sections 12.02 through
12.15 of this Article Twelve shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Guarantor Senior Indebtedness of any Guarantor and, to the extent set forth in this Section 12.02, holders of Designated Guarantor Senior Indebtedness; and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness of each Guarantor and, to the extent set forth in Section 12.02, holders of Designated Guarantor Senior Indebtedness; and such holders (to such extent) are made obligees hereunder and they or each of them may enforce such provisions.

SECTION 12.02.    NO PAYMENT ON GUARANTEES IN CERTAIN CIRCUMSTANCES.

                  (a) If any default occurs and is continuing in the payment when due, whether at maturity, upon any redemption, by declaration or otherwise, of any principal of, interest on or any other amounts owing with respect to any Guarantor Senior Indebtedness, no payment of any kind or character (except (i) in Qualified Capital Stock issued by the Company to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Company and guaranteed by the Guarantors on the same basis as provided in the Guarantees in payment of interest accrued on the Securities or (iii) in securities issued by the Company and guaranteed by the Guarantors which securities and guarantees thereof are subordinated to the Guarantor Senior Indebtedness at least to the same extent as the Guarantees and having a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities (the issuance of any such guarantee in respect of such subordinated securities to be consented to by the holders of at least a majority, of the



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

outstanding amount of Guarantor Senior Indebtedness consisting of each class of Designated Guarantor Senior Indebtedness then outstanding, which subordinated securities shall be issued in exchange for outstanding Securities or to pay interest accrued on outstanding Securities)) shall be made by any Guarantor or any other Person on behalf of such Guarantor with respect to any Obligations on the Securities or under the Guarantees or to acquire any of the Securities for cash or property or otherwise. In addition, if any other event of default occurs and is continuing (or if such an event of default would occur upon any payment with respect to the Securities or would arise upon the passage of time as a result of such payment) with respect to any Designated Guarantor Senior Indebtedness (as such event of default is defined in the instrument creating or evidencing such Designated Guarantor Senior Indebtedness) and such event of default permits the holders of such Designated Guarantor Senior Indebtedness then outstanding to accelerate the maturity thereof and if the Representative for the respective issue of Designated Guarantor Senior Indebtedness gives a Default Notice to the Company, the Guarantors and the Trustee, then, unless and until all events of default have been cured or waived or have ceased to exist or the Company, the Guarantors and the Trustee receive notice from the Representative for the respective issue of Designated Guarantor Senior Indebtedness terminating the Blockage Period, neither the Guarantors nor any other Person on behalf of the Guarantors shall make any payment of any kind or character (except (i) in Qualified Capital Stock issued by the Company to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Company and guaranteed by the Guarantors on the same basis as provided in the Guarantees in payment of interest accrued thereon or (iii) in securities issued by the Company and guaranteed by the Guarantors which securities and guarantees thereof are subordinated to the Guarantor Senior Indebtedness at least to the same extent as the Guarantees and having a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities (the issuance of any such guarantee in respect of such subordinated securities to be consented to by the holders of at least a majority of the outstanding amount of Guarantor Senior Indebtedness consisting of each class of Designated Guarantor Senior Indebtedness then outstanding, which subordinated securities shall be issued in exchange for outstanding Securities or to pay interest accrued on outstanding Securities) with respect to any Obligations of a Guarantor on the Securities or under the Guarantees or to acquire any of the Securities for cash or property or otherwise. Notwithstanding anything herein to the contrary, in no event will a Blockage Period extend beyond 180 days from the date the payment on the Securities was due and only one such Blockage Period may be commenced within any 360 consecutive days. For all purposes of this Section 12.02(a), no event of default which existed or was continuing on the date of the commencement of any Blockage Period with respect to the Designated Guarantor Senior Indebtedness initiating such Blockage Period shall be, or be made, the basis for the commencement of a second Blockage Period by the Representative of such Designated Guarantor Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such event of default shall have been cured or waived for a period of not less than 90 consecutive days (it being acknowledged that any subsequent action, or any breach of any financial covenants for a period commencing after the date of commencement of such Blockage Period that in either case, would give rise to an event of default pursuant to any provision under which an event of default previously existed or was continuing shall constitute a new event of default for this purpose).

                  (b) In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Holder of a Guarantee when such payment is prohibited by Section 12.02(a), such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Indebtedness held by such holders) or their respective Representatives, as their respective interests may appear. The Trustee shall be entitled to rely on information regarding amounts then due and owing on the Guarantor Senior Indebtedness, if any, received from the holders of Guarantor Senior Indebtedness (or their Representatives) or, if such information is not received from such holders or their




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

Representatives, from the Company or the Guarantors and only amounts included in the information provided to the Trustee shall be paid to the holders of Guarantor Senior Indebtedness.

                  Nothing contained in this Article Twelve shall limit the right of the Trustee or the Holders of Securities to any action to accelerate the maturity of the Securities pursuant to Section 6.02 or to pursue any rights or remedies hereunder; provided that all Guarantor Senior Indebtedness thereafter due or declared to be due shall first be paid in full in cash or Cash Equivalents before the Holders are entitled to receive any payment with respect to Obligations on the Guarantees.

SECTION 12.03.    PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

                  (a) Upon any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshalling of assets of any Guarantor or in a bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to any Guarantor or its property, whether voluntary or involuntary, all Obligations due or to become due upon all Guarantor Senior Indebtedness shall first be paid in full in cash or Cash Equivalents, or such payment duly provided for to the satisfaction of the holders of the Guarantor Senior Indebtedness, before any payment or distribution of any kind or character is made on account of any Obligations of a Guarantor on the Guarantees, or for the acquisition of any of the Securities for cash or property or otherwise. Upon any such dissolution, winding-up, liquidation, reorganization, receivership or similar proceeding, any payment, or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, to which the Holders of the Guarantees or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Guarantors or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Guarantees or by the Trustee under this Indenture if received by them, directly to the holders of Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Indebtedness held by such holders) or their respective Representatives, or to the trustee or trustees under any indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Indebtedness remaining unpaid until all such Guarantor Senior Indebtedness has been paid in full in cash or Cash Equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of Guarantor Senior Indebtedness.

                  (b) To the extent any payment of Guarantor Senior Indebtedness (whether by or on behalf of a Guarantor, as proceeds of security or enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to any receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar law, then, if such payment is recovered by, or paid over to, such receiver, trustee in bankruptcy, liquidating trustee, agent or other similar Person, the Guarantor Senior Indebtedness or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

                  (c) In the event that, notwithstanding the foregoing, any payment or distribution of assets of a Guarantor of any kind or character, whether in cash, property or securities, shall be received by any Holder when such payment or distribution is prohibited by Section 12.03(a), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amount of Guarantor Senior Indebtedness held by such holders) or their respective Representatives, or to the trustee or




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

trustees under any indenture pursuant to which any of such Guarantor Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of Guarantor Senior Indebtedness remaining unpaid until all such Guarantor Senior Indebtedness has been paid in full in cash or Cash Equivalents, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Indebtedness.

                  (d) The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another corporation or the liquidation or dissolution of any Guarantor following the conveyance or transfer of all or substantially all of its assets to another corporation upon the terms and conditions provided in Section 11.05 as if the Guarantor were the Company and as long as permitted under the terms of the Guarantor Senior Indebtedness shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 12.03 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, assume such Guarantor's obligations hereunder in accordance with Section 11.05 as if the Guarantor were the Company.

SECTION 12.04.    PAYMENTS MAY BE PAID PRIOR TO DISSOLUTION.

                  Nothing contained in this Article Twelve or elsewhere in this Indenture shall prevent (i) a Guarantor, except under the conditions described in Sections 12.01 and 12.02, from making payments at any time for the purpose of making payments of principal of and interest on the Securities, or from depositing with the Trustee any moneys for such payments, or (ii) in the absence of actual knowledge by the Trustee that a given payment would be prohibited by Sections 12.01 and 12.02, the application by the Trustee of any moneys deposited with it for the purpose of making such payments of principal of, and interest on, the Securities to the Holders entitled thereto unless, at least one Business Day prior to the date upon which such payment would otherwise become due and payable, the Trustee shall have actually received the written notice provided for in Section 12.02(a) or in Section 12.09. The Guarantor shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of any Guarantor.

SECTION 12.05.    SUBROGATION.

                  Subject to the payment in full in cash or Cash Equivalents of all Guarantor Senior Indebtedness, the Holders of the Guarantees shall be subrogated to the rights of the holders of Guarantor Senior Indebtedness to receive payments or distributions of cash, property or securities of a Guarantor applicable to the Guarantor Senior Indebtedness until the Securities shall be paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holders of the Guarantor Senior Indebtedness by or on behalf of any Guarantor or by or on behalf of the holders of the Guarantees by virtue of this Article Twelve which otherwise would have been made to such holders shall, as between such Guarantor and the holders of the Guarantees, be deemed to be a payment by such Guarantor to or on account of the Guarantor Senior Indebtedness.

SECTION 12.06.    GUARANTEE PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

                  The subordination provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Indebtedness of each Guarantor and, to the extent set forth in Section 12.02, holders of Designated Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among each Guarantor, its creditors other than holders of its Guarantor Senior Indebtedness and the Holders of the Securities, the




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

obligation of such Guarantor, which is absolute and unconditional, to make payments to the Holders in respect of its obligations under its Guarantee as and when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against such Guarantor of the Holders of the Securities and creditors of such Guarantor other than the holders of the Guarantor Senior Indebtedness of such Guarantor; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under the subordination provisions of this Article Twelve of the holders of Guarantor Senior Indebtedness of the Guarantors hereunder and, to the extent set forth in Section 12.02, holders of Designated Guarantor Senior Indebtedness on the other hand (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Guarantor referred to in Section 12.03, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 12.02, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 12.02(c).

                  The failure by any Guarantor to make a payment in respect of its obligations under this Guarantee by reason of any provision of this Article Twelve shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

SECTION 12.07. TRUSTEE TO EFFECTUATE SUBORDINATION OF OBLIGATIONS UNDER THE GUARANTEE.

                  Each Holder of a Security by its acceptance of such Security authorizes and expressly directs the Trustee to take on behalf of such Holder of Securities such action as may be necessary or appropriate to effectuate as between the holders of Guarantor Senior Indebtedness and Holders of Guarantees, the subordination provided in this Article Twelve, and appoints the Trustee its attorney-in-fact to act for it and on its behalf for such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of such Guarantor, the filing of a claim for the unpaid balance of its Guarantees and accrued interest in the form required in those proceedings.

SECTION 12.08.    NO WAIVER OF GUARANTEE SUBORDINATION PROVISIONS.

                  No right of any present or future holder of any Guarantor Senior Indebtedness of any Guarantor to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company or any Guarantor with the terms of this Indenture, regardless of any knowledge thereof any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Indebtedness of any Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Guarantees to the holders of such Guarantor Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates, or otherwise amend or supplement in any manner such Guarantor Senior Indebtedness or any Senior Indebtedness to which such Guarantor



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

Senior Indebtedness relates; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates; (3) release any person liable in any manner for the collection or payment of such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates; and (4) exercise or refrain from exercising any rights against such Guarantor and any other Person.

SECTION 12.09.    GUARANTORS TO GIVE NOTICE TO TRUSTEE.

                  The Company and each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Twelve. Notwithstanding the subordination provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any default or event of default with respect to any Guarantor Senior Indebtedness or of any other facts which would prohibit the making of any payment to or by the Trustee unless and until the Trustee shall have received notice in writing from the Company, such Guarantor or from a holder of Guarantor Senior Indebtedness or a Representative therefor, and, prior to the receipt of any such written notice, the Trustee shall be entitled to assume (in the absence of actual knowledge to the contrary) that no such facts exist. In the event that the Trustee determines in good faith that any evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness of any Guarantor to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness of each Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 12.10. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT REGARDING DISSOLUTION, ETC., OF GUARANTORS.

                  Upon any payment or distribution of assets of a Guarantor referred to in this Article Twelve, the Trustee, subject to the provisions of Article Seven hereof, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such bankruptcy, liquidation, reorganization, dissolution or winding-up proceeding are pending or, upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Guarantees, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness of such Guarantor and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 12.11. RIGHTS OF TRUSTEE AS A HOLDER OF GUARANTOR SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHT.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Twelve with respect to any Guarantor Senior Indebtedness of any Guarantor which may at any time be held by the Trustee, to the same extent as any other holder of such Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Twelve shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

SECTION 12.12.    NO SUSPENSION OF REMEDIES.

                  Nothing contained in this Article Twelve shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Six or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Twelve of the holders, from time to time, of Guarantor Senior Indebtedness of the Guarantors.

SECTION 12.13.    TRUSTEE'S RELATION TO GUARANTOR SENIOR INDEBTEDNESS.

                  The Trustee and any agent of the Guarantor or the Trustee shall be entitled to all the rights set forth in this Article Twelve with respect to any Guarantor Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of the Guarantor Senior Indebtedness and nothing in this Indenture shall deprive the Trustee or any such agent of any of its rights as such holder and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

                  With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its duties, covenants, responsibilities and obligations as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary or other duty to the holders of Guarantor Senior Indebtedness.

                  Whenever a distribution is to be made or a notice given to holders or owners of Guarantor Senior Indebtedness, the distribution may be made and the notice may be given to their Representative, if any.

SECTION 12.14. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE GUARANTORS OR HOLDERS OF GUARANTOR SENIOR INDEBTEDNESS.

                  No right of any present or future holders of any Guarantor Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantors or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantors with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee, without incurring responsibility to the Trustee or the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of the Guarantor Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness, or otherwise amend or supplement in any manner Guarantor Senior Indebtedness, or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (iii) release any Person liable in any manner for the payment or collection of Guarantor Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Guarantors and any other Person.

SECTION 12.15.    THIS ARTICLE TWELVE NOT TO PREVENT EVENTS OF DEFAULT.

                  The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article Twelve will not be construed as preventing the occurrence of an Event of Default.

                                   ARTICLE 13.
                                  MISCELLANEOUS

SECTION 13.01.    TIA CONTROLS.

                  If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

SECTION 13.02.    NOTICES.

                  Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Company:

                           300 Crescent Court
                           Suite 600
                           Dallas, Texas  75201
                           Attention: Chief Financial Officer

                  if to the Trustee:

                           The Bank of New York
                           101 Barclay Street, Floor 21W
                           New York, New York 10286
                           Attention: Corporate Trust Trustee Administration

                  The Company and the Trustee by written notice to each other may designate additional or different addresses for notices. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

                  Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 13.03.    COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

                  Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA Section 312(c).

SECTION 13.04.    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Except with respect to the issuance of the series of Securities on the date of this Indenture, upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                  (1) an Officers' Certificate, in form and substance satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent to be performed by the Company, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent to be performed by the Company, of any, provided for in this Indenture relating to the proposed action have been complied with.

SECTION 13.05.    STATEMENTS REQUIRED IN CERTIFICATE.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.07, shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;.

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

SECTION 13.06.    RULES BY TRUSTEE, PAYING AGENT, REGISTRAR.

                  The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 13.07.    LEGAL HOLIDAYS.

                  A "LEGAL HOLIDAY" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York, or at such place of payment are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 13.08.    GOVERNING LAW.

                  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

SECTION 13.09.    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.10.    NO RECOURSE AGAINST OTHERS.

                  A past, present or future director, officer, employee, stockholder or incorporator, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creations. Each Securityholder by accepting a Security waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Securities.

SECTION 13.11.    SUCCESSORS.

                  All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 13.12.    DUPLICATE ORIGINALS.

                  All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

SECTION 13.13.    SEVERABILITY.

                  In case any one or more of the provisions in this Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the date first written above.




                                      The Company

                                      CHANCELLOR MEDIA CORPORATION OF LOS
                                      ANGELES



                                      By:            /s/ OMAR CHOUCAIR
                                          --------------------------------------
                                          Name:        Omar Choucair
                                          Title:       Vice President



                                          The Guarantors:

                                          On Behalf of the Subsidiary Guarantors
                                          Listed on Schedule I here



                                      By:            /s/ OMAR CHOUCAIR
                                          --------------------------------------
                                          Name:        Omar Choucair
                                          Title:       Vice President



                                      The Trustee:

                                      THE BANK OF NEW YORK



                                      By:            /s/ REMO J. REALE
                                          --------------------------------------
                                          Name:        Remo J. Reale
                                          Title:       Assistant Vice President

                                   SCHEDULE I

                             CERTAIN SUBSIDIARIES OF
                   CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

   (ALL SUBSIDIARIES ARE DELAWARE CORPORATIONS EXCEPT AS EXPRESSLY INDICATED)

1.        Chancellor Media Corporation of The Lone Star State
2.        KZPS/KDGE License Corp.
3.        Chancellor Media Corporation of California
4.        KIOI License Corp.
5.        Chancellor Media Corporation of Illinois
6.        Chancellor Media Illinois License Corp.
7.        Chancellor Media Corporation of Dade County
8.        WVCG License Corp.
9.        Chancellor Media Corporation of Massachusetts
10.       Chancellor Media Pennsylvania License Corp.
11.       Chancellor Media Corporation of Miami
12.       WEDR License Corp.
13.       Chancellor Media of Houston Limited Partnership
14.       Chancellor Media Corporation of Houston
15.       Chancellor Media Corporation of the Keystone State
16.       Chancellor Media Corporation of New York
17.       Chancellor Media Corporation of Charlotte
18.       WIOQ License Corp.
19.       Chancellor Media Corporation of Washington, D.C.
20.       Chancellor Media Corporation of St. Louis
21.       Chancellor Media Corporation of Michigan
22.       Chancellor Media / WAXQ Inc.
23.       WAXQ License Corp.
24.       Chancellor Media / KCMG Inc.
25.       Chancellor Media / Riverside Broadcasting Co., Inc.
26.       WLTW License Corp.
27.       Chancellor Media Corporation of the Capital City
28.       Chancellor Media D.C. License Corp.
29.       Chancellor Media Licensee Company
30.       Chancellor Media/Trefoil Communications, Inc.
31.       Chancellor Media/Shamrock Broadcasting, Inc.
32.       Chancellor Media/Shamrock Radio Licenses, Inc.
33.       Chancellor Media/Shamrock Broadcasting Licenses of Denver, Inc.
34. Chancellor Media/Shamrock Broadcasting of Texas, Inc (a Texas corporation)
35.       Chancellor Media/Shamrock Radio Licenses, LLC
36.       Chancellor Media Outdoor Corporation
37.       Chancellor Media Nevada Sign Corporation
38.       Chancellor Media MW Sign Corporation
39.       Chancellor Media Martin Corporation
40.       Western Poster Service, Inc. (a Texas corporation)
41.       The AMFM Radio Networks, Inc.
42.       Chancellor Media Air Services Corporation

43.       Chancellor Media Whiteco Outdoor Corporation
44.       Chancellor Merger Corp.
45.       Broadcast Architecture, Inc. (a Massachusetts corporation)
46.       Martin Media (a California limited partnership)
47.       Dowling Company Incorporated (a Virginia corporation)
48.       Nevada Outdoor Systems, Inc. (a Nevada corporation)
49.       MW Sign Corp. (a California corporation)
50.       Martin & MacFarlane, Inc. (a California corporation)
51.       Katz Media Corporation
52.       Katz Communications, Inc.
53.       Katz Millennium Marketing, Inc.
54.       Amcast Radio Sales, Inc.
55.       Christal Radio Sales, Inc.
56.       Eastman Radio Sales, Inc.
57.       Seltel Inc.
58.       Katz Cable Corporation
59.       The National Payroll Company, Inc.
60.       Chancellor Media Radio Licenses, LLC
61.       KLOL License Limited Partnership
62.       WTOP License Limited Partnership
63.       Radio 100, L.L.C.

                                   EXHIBIT A-1
                               (Face of Security)

================================================================================


                                                       CUSIP:     ______________

     9% [Series A] [Series B] Senior Subordinated Notes due October 1, 2008

No.:                                                              $_____________

                   Chancellor Media Corporation of Los Angeles

promises to pay to _____________________________________________________________
or registered assigns,
the principal sum of ___________________________________________________________
Dollars on ________________, 2008.
Interest Payment Dates: ____________, and ___________
Record Dates: _____________, and ___________

                                               DATED: ____________, 199_


                                               CHANCELLOR MEDIA CORPORATION OF
                                               LOS ANGELES


                                               BY:
                                                  ------------------------------
                                                  Name:
                                                  Title:


This is one of the [Global]
Securities referred to in the
within-mentioned Indenture:

The Bank of New York,
as Trustee

By:
   ---------------------------------
   Authorized Signatory




================================================================================



                                      A1-1

                              (REVERSE OF SECURITY)

                9% SENIOR SUBORDINATED NOTES DUE OCTOBER 1, 2008

[INSERT THE GLOBAL NOTE LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE]

[INSERT THE PRIVATE PLACEMENT LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE]

                  1. Interest. CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, a Delaware corporation (the "COMPANY"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Interest on the Securities will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from September 30, 1998. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 1, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Securities to the extent lawful.

                  2. Method of Payment. The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

                  3. Paying Agent and Registrar. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or Co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar or Co-Registrar.

                  4. Indenture and Guarantees. The Company issued the Securities under an indenture, dated as of September 30, 1998 (the "INDENTURE"), among the Company, the Guarantors and the Trustee. This Security is one of a duly authorized issue of Securities of the Company designated as its 9% Senior Subordinated Notes due October 1, 2008 (the "SECURITIES"), limited (except as otherwise provided in the Indenture) in aggregate principal amount to $750,000,000, which may be issued under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company. Payment on each Security is guaranteed on a senior subordinated basis, jointly and severally, by the Guarantors pursuant to Article Eleven of the Indenture.

                  5. Subordination. The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness, whether outstanding on the date of the Indenture or thereafter created, incurred,




                                      A1-2
assumed or guaranteed. To the extent and in the manner provided in the Indenture, Senior Indebtedness must be paid before any payment may be made to any Holder of this Security. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

                  6. Optional Redemption. (a) The Securities will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after October 1, 2003, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the twelve-month period commencing on October 1 of the years set forth below, plus, in each case, accrued and unpaid interest thereon to the date of redemption:

    Year                                                  Percentage
    ----                                                  ----------
    2003...............................................      106.50%
    2004...............................................      105.50%
    2005...............................................      104.50%
    2006...............................................      103.50%
    2007...............................................      102.00%
    2008...............................................      100.00%

                           (b) In addition, on or prior to October 1, 2000, the
Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings to redeem the Securities, in part, at a redemption price of 109.0% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of redemption; provided, however, that after any such redemption the aggregate principal amount of the Securities outstanding must equal at least 75% of the aggregate principal amount of the Securities originally issued.

                           (c) In addition, at any time on or prior to October
1, 2000, the Securities may also be redeemed as a whole at the option of the Company upon the occurrence of a Change of Control, upon not less than 30 nor more than 60 days prior notice (but in no event more than 90 days after the occurrence of such Change of Control) mailed by first class mail to each holder's registered address, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium (as defined below) as of, and accrued and unpaid interest, if any, to the date of redemption (the "REDEMPTION DATE") (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date in respect of then outstanding Securities).

                  "APPLICABLE PREMIUM" means, with respect to a Security at any Redemption Date, the greater of (i) 1.0% of the principal amount of such Security and (ii) (a) the present value of all remaining required interest and principal payments due on such Security and all premium payments relating thereto assuming a Redemption Date of October 1, 2003, computed using a discount rate equal to the Treasury Rate (as defined below) plus 100 basis points minus
(b) the then outstanding principal amount of such Security minus (c) accrued interest paid on the Redemption Date.

                  "TREASURY RATE" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) ("STATISTICAL RELEASE") which has become publicly available at least two business days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Redemption




                                      A1-3

Date to October 1, 2003; provided, however, that if the period from the Redemption Date to October 1, 2003 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the Redemption Date to October 1, 2003 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                  7. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. In order to effect a redemption with the proceeds of a Public Equity Offering, the Company shall send the redemption notice in the manner specified in the Indenture not later than 30 days after the consummation of such Public Equity Offering and effect such redemption not later than 90 days after the consummation of such Public Equity Offering. Securities in denominations larger than $1,000 may be redeemed in part.

                  8. Change of Control Offer. In the event of a Change of Control, upon the satisfaction of the conditions set forth in the Indenture, the Company shall be required to offer to repurchase all of the then outstanding Securities pursuant to a Change of Control Offer at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase. Holders of Securities which are the subject of such an offer to repurchase shall receive an offer to repurchase and may elect to have such Securities repurchased in accordance with the provisions of the Indenture pursuant to and in accordance with the terms of the Indenture.

                  9. Limitation on Disposition of Assets. Under certain circumstances, the Company is required to apply the net proceeds from Asset Sales to offer to repurchase Securities at a price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of repurchase.

                  10. Denominations; Transfer; Exchange. The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities during a period beginning 15 days before the mailing of a redemption notice for any Securities or portions thereof selected for redemption.

                  11. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of it for all purposes.

                  12. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  13. Discharge Prior to Redemption or Maturity. if the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including certain covenants, but excluding its obligation to pay the principal of and interest on the Securities).




                                      A1-4

                  14. Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, or comply with Article Five of the Indenture, or make any other change that does not adversely affect in any material respect the rights of any Holder of a Security.

                  15. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, engage in certain Asset Swaps, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries and merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

                  16. Successors. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

                  17. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has been offered indemnity or security reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines in good faith that withholding notice is in their interest.

                  18. Trustee Dealings. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries, Unrestricted Subsidiaries or their respective Affiliates as if it were not the Trustee.

                  19. No Recourse Against Others. No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

                  20. Authentication. This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.

                  21. Governing Law. The laws of the State of New York shall govern this Security and the Indenture, without regard to principles of conflict of laws.




                                      A1-5

                  22. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  23. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

                  24. Registration Rights. Pursuant to the Registration Rights Agreement, the Company will be obligated to consummate an exchange offer pursuant to which, subject to the terms and conditions of the Registration Rights Agreement, the Holder of this Security shall have the right to exchange this Security for Securities of a separate series issued under the Indenture (or a trust indenture substantially identical to the Indenture in accordance with the terms of the Registration Rights Agreement) which have been registered under the Securities Act, in like principal amount and having identical terms as this Security. The Holders of the Securities shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

                  25. Indenture. Each Holder, by accepting a Security, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.

                  The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture, which has the text of this Security in larger type. Requests may be made to: CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, 300 Crescent Court, Suite 600, Dallas, Texas 75201.







                                      A1-6

                                    GUARANTEE

                  The Guarantors (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "GUARANTOR," which term includes any successor person under the Indenture) have unconditionally guaranteed on a senior subordinated basis (such guarantee by each Guarantor being referred to herein as the "GUARANTEE") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  No stockholder, officer, director or incorporator, as such, past, present or future, of any Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

                  The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantees are noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                   GUARANTORS:

                                   On Behalf of the Subsidiary Guarantors Listed on Exhibit A hereto

                                   By:
                                      ------------------------------------------
                                      Name:        Omar Choucair
                                      Title:       Vice President







                                      A1-7

                                    Exhibit A

                             CERTAIN SUBSIDIARIES OF
                   CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

   (ALL SUBSIDIARIES ARE DELAWARE CORPORATIONS EXCEPT AS EXPRESSLY INDICATED)

1.        Chancellor Media Corporation of The Lone Star State
2.        KZPS/KDGE License Corp.
3.        Chancellor Media Corporation of California
4.        KIOI License Corp.
5.        Chancellor Media Corporation of Illinois
6.        Chancellor Media Illinois License Corp.
7.        Chancellor Media Corporation of Dade County
8.        WVCG License Corp.
9.        Chancellor Media Corporation of Massachusetts
10.       Chancellor Media Pennsylvania License Corp.
11.       Chancellor Media Corporation of Miami
12.       WEDR License Corp.
13.       Chancellor Media of Houston Limited Partnership
14.       Chancellor Media Corporation of Houston
15.       Chancellor Media Corporation of the Keystone State
16.       Chancellor Media Corporation of New York
17.       Chancellor Media Corporation of Charlotte
18.       WIOQ License Corp.
19.       Chancellor Media Corporation of Washington, D.C.
20.       Chancellor Media Corporation of St. Louis
21.       Chancellor Media Corporation of Michigan
22.       Chancellor Media / WAXQ Inc.
23.       WAXQ License Corp.
24.       Chancellor Media / KCMG Inc.
25.       Chancellor Media / Riverside Broadcasting Co., Inc.
26.       WLTW License Corp.
27.       Chancellor Media Corporation of the Capital City
28.       Chancellor Media D.C. License Corp.
29.       Chancellor Media Licensee Company
30.       Chancellor Media/Trefoil Communications, Inc.
31.       Chancellor Media/Shamrock Broadcasting, Inc.
32.       Chancellor Media/Shamrock Radio Licenses, Inc.
33.       Chancellor Media/Shamrock Broadcasting Licenses of Denver, Inc.
34. Chancellor Media/Shamrock Broadcasting of Texas, Inc (a Texas corporation)
35.       Chancellor Media/Shamrock Radio Licenses, LLC
36.       Chancellor Media Outdoor Corporation
37.       Chancellor Media Nevada Sign Corporation
38.       Chancellor Media MW Sign Corporation
39.       Chancellor Media Martin Corporation
40.       Western Poster Service, Inc. (a Texas corporation)
41.       The AMFM Radio Networks, Inc.
42.       Chancellor Media Air Services Corporation




                                      A1-8

43.       Chancellor Media Whiteco Outdoor Corporation
44.       Chancellor Merger Corp.
45.       Broadcast Architecture, Inc. (a Massachusetts corporation)
46.       Martin Media (a California limited partnership)
47.       Dowling Company Incorporated (a Virginia corporation)
48.       Nevada Outdoor Systems, Inc. (a Nevada corporation)
49.       MW Sign Corp. (a California corporation)
50.       Martin & MacFarlane, Inc. (a California corporation)
51.       Katz Media Corporation
52.       Katz Communications, Inc.
53.       Katz Millennium Marketing, Inc.
54.       Amcast Radio Sales, Inc.
55.       Christal Radio Sales, Inc.
56.       Eastman Radio Sales, Inc.
57.       Seltel Inc.
58.       Katz Cable Corporation
59.       The National Payroll Company, Inc.
60.       Chancellor Media Radio Licenses, LLC
61.       KLOL License Limited Partnership
62.       WTOP License Limited Partnership
63.       Radio 100, L.L.C.



                                      A1-9

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to



--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:
      -----------------------
                                        Your Signature:
                                                       -------------------------
                                        (Sign exactly as your name appears on
                                        the face of this Security)

SIGNATURE GUARANTEE.

------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program




                                     A1-10

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.15 or 4.16 of the Indenture, check the box below:


                  [ ] Section 4.15         [ ] Section 4.16

                  If you want to elect to have only part of the Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased: $________





Date:                                   Your Signature:
     ----------                                        -------------------------
                                                       (Sign exactly as your
                                                       name appears on the
                                                       Note)

                                        Tax Identification No:
                                                              ------------------
SIGNATURE GUARANTEE.

-------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program





                                     A1-11

           SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY(1)

                  The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

                          Amount of decrease                 Amount of              Principal Amount          Signature of
                                 in                         increase in                  of this               authorized
                              Principal                      Principal              Global Security            officer of
                              Amount of                      Amount of               following such            Trustee or
Date of Exchange         this Global Security          this Global Security       decrease (or increase)       Custodian
----------------         --------------------          --------------------       ----------------------      ------------




-----------------------

(1)  This should be included only if the Security is issued in global form.





                                     A1-12

                                   EXHIBIT A-2

                (Face of Regulation S Temporary Global Security)
================================================================================


                                                            CUSIP:______________

     9% [Series A] [Series B] Senior Subordinated Notes due October 1, 2008

No.______________                                                 $_____________

                   Chancellor Media Corporation of Los Angeles

promises to pay to _____________________________________________________________
or registered assigns,
the principal sum of ___________________________________________________________
Dollars on ________________, 2008.
Interest Payment Dates: ____________, and ______________
Record Dates: _____________, and _____________

                                               DATED: ____________, 199_


                                               CHANCELLOR MEDIA CORPORATION OF
                                               LOS ANGELES


                                               By
                                                  ------------------------------
                                                  Name:
                                                  Title:


This is one of the [Global]
Securities referred to in the
within-mentioned Indenture:

The Bank of New York,
as Trustee

By:
   ---------------------------------
   Authorized Signatory




================================================================================





                                      A2-1

               (REVERSE OF REGULATION S TEMPORARY GLOBAL SECURITY)

                9% SENIOR SUBORDINATED NOTES DUE OCTOBER 1, 2008

                  THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

                  THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO THE INDENTURE, (II) THIS GLOBAL SECURITY MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE,
(III) THIS GLOBAL SECURITY MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL SECURITY MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
(3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OF AMERICA AND OTHER JURISDICTIONS.

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, a Delaware corporation (the "COMPANY"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Interest on the Securities will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from September 30, 1998. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 1, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Securities to the extent lawful.

                  2. Method of Payment. The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Securities are cancelled on registration of



                                      A2-2
transfer or registration of exchange after such Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

                  3. Paying Agent and Registrar. Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or Co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Registrar or Co-Registrar.

                  4. Indenture and Guaranty. The Company issued the Securities under an Indenture, dated as of September 30, 1998 (the "INDENTURE"), among the Company, the Guarantors and the Trustee. This Security is one of a duly authorized issue of Securities of the Company designated as its 9% Senior Subordinated Notes due October 1, 2008 (the "SECURITIES"), limited (except as otherwise provided in the Indenture) in aggregate principal amount to $750,000,000, which may be issued under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company. Payment on each Security is guaranteed on a senior subordinated basis, jointly and severally, by the Guarantors pursuant to Article Eleven of the Indenture.

                  5. Subordination. The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. To the extent and in the manner provided in the Indenture, Senior Indebtedness must be paid before any payment may be made to any Holder of this Security. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

                  6. Optional Redemption. (a) The Securities will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after October 1, 2003, at the following redemption prices (expressed as percentages of the principal amount) if redeemed during the twelve-month period commencing on October 1 of the years set forth below, plus, in each case, accrued and unpaid interest thereon to the date of redemption:

      Year                                                  Percentage
      ----                                                  ----------
      2003................................................     106.50%
      2004................................................     105.50%
      2005................................................     104.50%
      2006................................................     103.50%
      2007................................................     102.00%
      2008................................................     100.00%





                                      A2-3

                           (b) In addition, on or prior to October 1, 2000, the
Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings to redeem the Securities, in part, at a redemption price of 109.0% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of redemption; provided, however, that after any such redemption the aggregate principal amount of the Securities outstanding must equal at least 75% of the aggregate principal amount of the Securities originally issued.

                           (c) In addition, at any time on or prior to
October 1, 2000, the Securities may also be redeemed as a whole at the option of the Company upon the occurrence of a Change of Control, upon not less than 30 nor more than 60 days prior notice (but in no event more than 90 days after the occurrence of such Change of Control) mailed by first class mail to each holder's registered address, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium (as defined below) as of, and accrued and unpaid interest, if any, to the date of redemption (the "REDEMPTION DATE") (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date in respect of then outstanding securities).

                  "APPLICABLE PREMIUM" means, with respect to a Security at any Redemption Date, the greater of (i) 1.0% of the principal amount of such Security and (ii) (a) the present value of all remaining required interest and principal payments due on such Security and all premium payments relating thereto assuming a Redemption Date of October 1, 2003, computed using a discount rate equal to the Treasury Rate (as defined below) plus 100 basis points minus
(b) the then outstanding principal amount of such Security minus (c) accrued interest paid on the Redemption Date.

                  "TREASURY RATE" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) ("STATISTICAL RELEASE") which has become publicly available at least two business days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Redemption Date to October 1, 2003; provided, however, that if the period from the Redemption Date to October 1, 2003 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the Redemption Date to October 1, 2003 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                  7. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at such Holder's registered address. In order to effect a redemption with the proceeds of a Public Equity Offering, the Company shall send the redemption notice in the manner specified in the Indenture not later than 30 days after the consummation of such Public Equity Offering and effect such redemption within 90 days after the consummation of such Public Equity Offering. Securities in denominations larger than $1,000 may be redeemed in part.

                  8. Change of Control Offer. In the event of a Change of Control, upon the satisfaction of the conditions set forth in the Indenture, the Company shall be required to offer to repurchase all of the then outstanding Securities pursuant to a Change of Control Offer at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase. Holders of Securities which are the subject of such an offer to repurchase shall receive an





                                      A2-4
offer to repurchase and may elect to have such Securities repurchased in accordance with the provisions of the Indenture pursuant to and in accordance with the terms of the Indenture.

                  9. Limitation on Disposition of Assets. Under certain circumstances, the Company is required to apply the net proceeds from Asset Sales to offer to repurchase Securities at a price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of repurchase.

                  10. Denominations; Transfer; Exchange. The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities during a period beginning 15 days before the mailing of a redemption notice for any Securities or portions thereof selected for redemption.

                  11. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of it for all purposes.

                  12. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  13. Discharge Prior to Redemption or Maturity. if the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto., the Company will be discharged from certain provisions of the Indenture and the Securities (including certain covenants, but excluding its obligation to pay the principal of and interest on the Securities).

                  14. Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities, or comply with Article Five of the Indenture, or make any other change that does not adversely affect in any material respect the rights of any Holder of a Security.

                  15. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital Stock or certain Indebtedness, engage in certain Asset Swaps, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries and merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.




                                      A2-5

                  16. Successors. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

                  17. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare the Securities to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Securities unless it has been offered indemnity or security reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines in good faith that withholding notice is in their interest.

                  18. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries, Unrestricted Subsidiaries or their respective Affiliates as if it were not the Trustee.

                  19. No Recourse Against Others. No past, present or future stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

                  20. Authentication. This Security shall not be valid until the Trustee or authenticating agent manually signs the certificate of authentication on this Security.

                  21. Governing Law. The laws of the State of New York shall govern this Security and the Indenture, without regard to principles of conflict of laws.

                  22. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  23. CUSIP Number. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

                  24. Indenture. Each Holder, by accepting a Security, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture.





                                      A2-6

                  The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture, which has the text of this Security in larger type. Requests may be made to: CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, 300 Crescent Court, Suite 600, Dallas, Texas 75201.





                                      A2-7

                                    GUARANTEE

                  The Guarantors (as defined in the Indenture referred to in the Security upon which this notation is endorsed and each hereinafter referred to as a "GUARANTOR," which term includes any successor person under the Indenture) have unconditionally guaranteed on a senior subordinated basis (such guarantee by each Guarantor being referred to herein as the "GUARANTEE") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  No stockholder, officer, director or incorporator, as such, past, present or future, of any Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

                  The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantees are noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                GUARANTORS:

                                On Behalf of the Subsidiary Guarantors
                                Listed on Exhibit A hereto

                                By:
                                   ---------------------------------------------
                                   Name:        Omar Choucair
                                   Title:       Vice President







                                      A2-8

                                    Exhibit A

                             CERTAIN SUBSIDIARIES OF
                   CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

   (ALL SUBSIDIARIES ARE DELAWARE CORPORATIONS EXCEPT AS EXPRESSLY INDICATED)

1.        Chancellor Media Corporation of The Lone Star State
2.        KZPS/KDGE License Corp.
3.        Chancellor Media Corporation of California
4.        KIOI License Corp.
5.        Chancellor Media Corporation of Illinois
6.        Chancellor Media Illinois License Corp.
7.        Chancellor Media Corporation of Dade County
8.        WVCG License Corp.
9.        Chancellor Media Corporation of Massachusetts
10.       Chancellor Media Pennsylvania License Corp.
11.       Chancellor Media Corporation of Miami
12.       WEDR License Corp.
13.       Chancellor Media of Houston Limited Partnership
14.       Chancellor Media Corporation of Houston
15.       Chancellor Media Corporation of the Keystone State
16.       Chancellor Media Corporation of New York
17.       Chancellor Media Corporation of Charlotte
18.       WIOQ License Corp.
19.       Chancellor Media Corporation of Washington, D.C.
20.       Chancellor Media Corporation of St. Louis
21.       Chancellor Media Corporation of Michigan
22.       Chancellor Media / WAXQ Inc.
23.       WAXQ License Corp.
24.       Chancellor Media / KCMG Inc.
25.       Chancellor Media / Riverside Broadcasting Co., Inc.
26.       WLTW License Corp.
27.       Chancellor Media Corporation of the Capital City
28.       Chancellor Media D.C. License Corp.
29.       Chancellor Media Licensee Company
30.       Chancellor Media/Trefoil Communications, Inc.
31.       Chancellor Media/Shamrock Broadcasting, Inc.
32.       Chancellor Media/Shamrock Radio Licenses, Inc.
33.       Chancellor Media/Shamrock Broadcasting Licenses of Denver, Inc.
34. Chancellor Media/Shamrock Broadcasting of Texas, Inc (a Texas corporation)
35.       Chancellor Media/Shamrock Radio Licenses, LLC
36.       Chancellor Media Outdoor Corporation
37.       Chancellor Media Nevada Sign Corporation
38.       Chancellor Media MW Sign Corporation
39.       Chancellor Media Martin Corporation
40.       Western Poster Service, Inc. (a Texas corporation)
41.       The AMFM Radio Networks, Inc.
42.       Chancellor Media Air Services Corporation




                                      A2-9

43.       Chancellor Media Whiteco Outdoor Corporation
44.       Chancellor Merger Corp.
45.       Broadcast Architecture, Inc. (a Massachusetts corporation)
46.       Martin Media (a California limited partnership)
47.       Dowling Company Incorporated (a Virginia corporation)
48.       Nevada Outdoor Systems, Inc. (a Nevada corporation)
49.       MW Sign Corp. (a California corporation)
50.       Martin & MacFarlane, Inc. (a California corporation)
51.       Katz Media Corporation
52.       Katz Communications, Inc.
53.       Katz Millennium Marketing, Inc.
54.       Amcast Radio Sales, Inc.
55.       Christal Radio Sales, Inc.
56.       Eastman Radio Sales, Inc.
57.       Seltel Inc.
58.       Katz Cable Corporation
59.       The National Payroll Company, Inc.
60.       Chancellor Media Radio Licenses, LLC
61.       KLOL License Limited Partnership
62.       WTOP License Limited Partnership
63.       Radio 100, L.L.C.




                                     A2-10

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to



--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:
     ---------------------
                                                 Your Signature:
                                                                ----------------
                                                 (Sign exactly as your name
                                                 appears on the face of this
                                                 Security)
SIGNATURE GUARANTEE.

-------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program




                                     A2-11

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.15 or 4.16 of the Indenture, check the box below:


                  [ ] Section 4.15         [ ] Section 4.16

                  If you want to elect to have only part of the Security purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased: $________





Date:                                   Your Signature:
     ----------                                        -------------------------
                                                       (Sign exactly as your
                                                       name appears on the
                                                       Note)

                                        Tax Identification No:
                                                              ------------------
SIGNATURE GUARANTEE.

-------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program







                                     A2-12

       SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL SECURITY(2)

                  The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:


                          Amount of decrease                 Amount of              Principal Amount          Signature of
                                 in                         increase in                  of this               authorized
                              Principal                      Principal              Global Security            officer of
                              Amount of                      Amount of               following such            Trustee or
Date of Exchange         this Global Security          this Global Security       decrease (or increase)       Custodian
----------------         --------------------          --------------------       ----------------------      ------------




-----------------------

(2)  This should be included only if the Security is issued in global form.






                                     A2-13

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER


Chancellor Media Corporation of Los Angeles
300 Crescent Court
Suite 600
Dallas, Texas  75201


The Bank of New York
101 Barclay Street, Floor 21W
New York, New York  10286
Attn:  Corporate Trust Trustee Administration

                  Re:      9% Series __ Senior Subordinated Notes due October 1,
                           2008

                  Reference is hereby made to the Indenture, dated as of September 30, 1998 (the "INDENTURE"), among Chancellor Media Corporation of Los Angeles, as issuer (the "COMPANY"), the guarantors named therein and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ______________, (the "TRANSFEROR") owns and proposes to transfer the Security[ies] or interest in such Security[ies] specified in Annex A hereto, in the principal amount of $___________ in such Security[ies] or interests (the "TRANSFER"), to __________ (the "TRANSFEREE"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL SECURITY OR A DEFINITIVE SECURITY PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE TEMPORARY REGULATION S GLOBAL SECURITY, THE REGULATION S GLOBAL SECURITY OR A DEFINITIVE SECURITY PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security, the Temporary Regulation S Global Security and/or the Definitive Security and in the Indenture and the Securities Act.

3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE GLOBAL SECURITY OR A DEFINITIVE SECURITY PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

                  (b) [ ] such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

                  (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

                  (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Definitive Securities and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Securities at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Global Security and/or the Definitive Securities and in the Indenture and the Securities Act.

4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY OR OF AN UNRESTRICTED DEFINITIVE SECURITY.

                  (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

                  (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

                  (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                    --------------------------------------------
                                    [Insert Name of Transferor]


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:
Dated:  __________, ____

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.       The Transferor owns and proposes to transfer the following:

                                    [CHECK ONE OF (a) OR (b)]

         (a)      [ ]  a beneficial interest in the:

                  (i)      [ ]  144A Global Security (CUSIP ______), or

                  (ii)     [ ]  Regulation S Global Security (CUSIP ______), or

         (b)      [ ]  a Restricted Definitive Security.

2.       After the Transfer the Transferee will hold:

                                           [CHECK ONE]

         (a)      [ ]  a beneficial interest in the:

                  (i)      [ ]  144A Global Security (CUSIP ______), or

                  (ii)     [ ]  Regulation S Global Security (CUSIP ______), or

                  (iii)    [ ]  Unrestricted Global Security (CUSIP ______); or

         (b)      [ ]  a Restricted Definitive Security; or

         (c)      [ ]  an Unrestricted Definitive Security,

in accordance with the terms of the Indenture.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE


Chancellor Media Corporation of Los Angeles
300 Crescent Court
Suite 600
Dallas, Texas  75201

The Bank of New York
101 Barclay Street, Floor 21W
New York, New York  10286
Attn:  Corporate Trust Trustee Administration


                  Re:      9% Series __ Senior Subordinated Notes due October 1,
                           2008

                              (CUSIP______________)

                  Reference is hereby made to the Indenture, dated as of September 30, 1998 (the "INDENTURE"), among Chancellor Media Corporation of Los Angeles, as issuer (the "COMPANY"), the guarantors named therein and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  ____________, (the "OWNER") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of $____________ in such Security[ies] or interests (the "EXCHANGE"). In connection with the Exchange, the Owner hereby certifies that:

1. EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL SECURITY FOR UNRESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL SECURITY

                  (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO UNRESTRICTED DEFINITIVE SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies

(i) the Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Owner's Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO UNRESTRICTED DEFINITIVE SECURITY. In connection with the Owner's Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES FOR RESTRICTED DEFINITIVE SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES

                  (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO RESTRICTED DEFINITIVE SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

                  (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE SECURITY TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's Restricted Definitive Security for a beneficial interest in the [CHECK ONE] __144A Global Security, __ Regulation S Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                             ---------------------------------------------------
                             [Insert Name of Owner]


                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


Dated:  __________, ____

                                    EXHIBIT D

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR


Chancellor Media Corporation of Los Angeles
300 Crescent Court
Suite 600
Dallas, Texas  75201

The Bank of New York
101 Barclay Street, Floor 21W
New York, New York  10286
Attn:  Corporate Trust Trustee Administration

                  Re:      9% Series __ Senior Subordinated Notes due October 1,
                           2008

                  Reference is hereby made to the Indenture, dated as of September 30, 1998 (the "INDENTURE"), among Chancellor Media Corporation of Los Angeles, as issuer (the "COMPANY"), the guarantors named therein and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  In connection with our proposed purchase of $____________ aggregate principal amount of:

                  (a) [ ] a beneficial interest in a Global Security, or

                  (b) [ ] a Definitive Security,

                  we confirm that:

                  1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

                  2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Securities, at the time of transfer, of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of

Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Security or beneficial interest in a Global Security from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                  3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

                  4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.




                             ---------------------------------------------------
                             [Insert Name of Owner]


                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


Dated:  __________, ____



                                      D-2